UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2016

Michael W. Stockton

SMALLCAP World Fund, Inc.

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Staying the course in
a volatile world

Special feature page 4

SMALLCAP World Fund® Annual report for the year ended September 30, 2016

SMALLCAP World Fund seeks to provide you with long-term growth of capital.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For 85 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit americanfunds.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

4	Finding opportunity in volatile times

Contents

1	Letter to investors
3	The value of a long-term perspective
10	Summary investment portfolio
16	Financial statements
38	Board of directors and other officers

Fellow investors:

In a market environment beset by geopolitical and economic issues, SMALLCAP World Fund produced a double-digit return for the 12-month period ended September 30, 2016. Investing with an eye toward the long term, the fund managers’ efforts resulted in a total return of 11.72%.

By way of comparison, the MSCI All Country World Small Cap Index, an unmanaged index of global small-cap equities that does not include fees or expenses, returned 14.21% for the same period, while the Lipper Global Small-/Mid-Cap Funds Average, a measure of the fund’s peer group, returned 13.54%.

The fund paid a one-time capital gain payment of $2.83 a share during the fiscal year.

The fund’s return came at a difficult time for the global small-cap marketplace, and while it lagged its benchmark for this period, the fund’s managers sought to reduce volatility and make prudent investments not just for these 12 months, but for years to come. This long-term approach has resulted in returns that have surpassed our benchmarks over longer periods.

The year in review

The fund’s fiscal year was particularly challenging, with the market facing a number of geopolitical uncertainties. The vote in the United Kingdom for that country to leave the European Union immediately introduced numerous concerns across Europe regarding the strength of the euro and London’s position as a financial capital. Likewise, the U.S. presidential campaigns also created instability in domestic markets.

Terrorism also prompted a great deal of distress both in the U.S. and Europe, with a string of attacks prompting greater calls for strengthened borders and curbs on immigration. The refugee crisis in Europe continues unabated, thanks to a civil war in Syria that may threaten to involve Russia and the United States to greater degrees in the future.

While these problems do not have direct bearing on equities, they prompt a great deal of uncertainty among investors — and in times of uncertainty, some investors choose to sell. Our view of investing in volatile markets is much more nuanced; our special feature on page 4 highlights our investment process in challenging times.

Results at a glance

For periods ended September 30, 2016, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 4/30/90)

SMALLCAP World Fund (Class A shares)	11.72%	13.54%	6.83%	9.50%
MSCI All Country World Small Cap Index*	14.21	12.47	6.59	n/a
Lipper Global Small-/Mid-Cap Funds Average†	13.54	11.85	5.66	9.00

*	Source: MSCI. The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. The market index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index was not in existence when the fund’s Class A shares were first sold; therefore, lifetime results are not available.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

SMALLCAP World Fund	1

That said, there were bright spots to be found in the global economy, with low unemployment in the United States and Britain, an increase in household incomes, and strong earnings from a variety of businesses around the world.

How the fund responded

The fund’s investment professionals, while taking the year’s challenges into account, continued to engage in the kind of bottom-up global research that has been a hallmark of the fund for more than 25 years.

Information technology shares were of particular benefit to the fund over the past 12 months, with Top-10 holding DeNA (up 94.2%) and AAC Technologies Holdings (up 61.9%) adding to returns. Consumer stocks such as Domino’s Pizza (up 40.7%) and Raia Drogasil (up 106.6%) also aided the fund.

Health care stocks — biotechnology in particular — detracted from returns this year, with Myriad Genetics (down 45.1%) and Endo International (down 70.9%) among them. Film company Lions Gate Entertainment (down 45.7%) also hurt the fund’s returns for the period.

The fund’s holdings in U.S.-based companies declined slightly from a year ago, though U.S. companies generally had positive absolute returns during the period. The fund’s European exposure rose slightly, with U.K. stocks generally faring poorly compared to other markets. While the amount the fund invested in Asia and Latin America declined during the past year, these holdings generally helped the fund’s return; shares of Japanese, Brazilian and Korean companies were particularly noteworthy.

The fund had 7.5% of its assets in cash and cash-like securities at the end of the period, reflecting a more conservative stance in the face of increased volatility. A higher cash position helps cushion volatility — and also makes it easier for the fund’s investment professionals to take advantage of buying opportunities when they arise.

The road ahead

Over the past year, the fund’s investment professionals focused not only on providing solid returns for our shareholders, but also on protecting the portfolio from potential downside risks. We are gratified by the fund’s gains over the past several years, and we hope to preserve them going forward.

We are hopeful that the end of election season in the United States will bring about greater certainty and stability around the world and in the global equity markets. Overseas, the war in Syria, the European refugee crisis and the U.K.’s exit from the European Union remain in flux, and may weigh on markets there and around the world. New political leadership both in Europe and the United States may help ease some of these concerns.

We remain encouraged by the strength of corporate earnings, and we are seeing opportunities for new, small-capitalization companies to come to market with initial public offerings, which we will study carefully for potential investment.

And as always, we continue to comb the world for new, innovative small companies that have the potential to become tomorrow’s leaders in any number of industries and nations. We thank you for your continued support of SMALLCAP World Fund, and we look forward to reporting to you again in six months.

Sincerely,

Jonathan Knowles

Vice Chairman of the Board

Gregory W. Wendt

President

November 11, 2016

For current information about the fund, visit americanfunds.com.

Where the fund’s assets are invested (by country of domicile)

	As of September 30, 2016	Percent of net assets
■	United States	41.2%
■	Asia & Pacific Basin	23.4
■	Europe	21.0
■	Other (including Canada & Latin America)	6.9
■	Short-term securities & other assets less liabilities	7.5

	As of September 30, 2015	Percent of net assets
■	United States	44.2%
■	Asia & Pacific Basin	21.2
■	Europe	20.1
■	Other (including Canada & Latin America)	4.3
■	Short-term securities & other assets less liabilities	10.2

Largest equity holdings

Percent of net assets
Domino’s Pizza	1.4%
Incyte	1.1
DeNA	1.0
Molina Healthcare	.9
GW Pharmaceuticals	.9
Kotak Mahindra Bank	.8
Qorvo	.7
China Biologic	.7
GVC	.6
Emmi	.6

2	SMALLCAP World Fund

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2016, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $103,536 even after deducting the maximum 5.75% sales charge.

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends net of withholding taxes. Source: MSCI. Because the index was not in existence when the fund’s Class A shares were first sold, cumulative returns through May 31, 1994, reflect the returns of the S&P Developed <$1.2 Billion Index. Source: S&P Dow Jones Indices LLC.
[3]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[4]	For the period April 30, 1990, commencement of operations, through September 30, 1990.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2016)*

	1 year	5 years	10 years

Class A shares	5.29%	12.20%	6.20%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 1.10% for Class A shares as of the prospectus dated December 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

SMALLCAP World Fund	3

“The past 15 years or so have seen so much change around the world, it can seem a little daunting. But yet there’s so much good happening in the world as well. So the first thing to remember is change is a constant, and it’s not always for the worse.”

— Jonathan Knowles

4	SMALLCAP World Fund

Finding opportunity in volatile times

In a changing world, uncertainty can lead to short-term market fluctuations and volatility. The investment professionals of SMALLCAP World Fund nonetheless continue to seek out new opportunities around the globe, with an eye toward the long term.

For individual investors, reading the headlines every day can be a source of worry. Over the past year, we’ve seen refugee crises in Europe, concerns about Chinese economic stability, the United Kingdom voting to leave the European Union, and historically low interest rates that have some economists worried.

All these things are important, and can have an impact on your portfolio — just as they can have an impact on SMALLCAP World Fund. But while these global events require research and monitoring, they don’t stop the fund’s investment professionals in their search for potential small-company investments around the world.

“There are always going to be surprises out there. There’s always going to be volatility,” says portfolio manager Greg Wendt. “But if anything, these are the times when it’s important to stay the course and stick to the long-term approach we’ve always had.”

And indeed, the fund’s portfolio managers and investment analysts continue to evaluate companies across the globe. When markets are uncertain, the need for companies with strong balance sheets, effective management teams, and the potential to break through with new products and services is as important as ever.

The more things change

“If you really think about it, the past 15 years or so have seen so much change around the world, it can seem a little daunting,” says portfolio manager Jonathan Knowles. “We’ve had 9/11 and terrorism. We’ve had financial crises, wars in the Middle East, geopolitical and economic changes like we’ve never had, all happening at what seems to be a very rapid pace.

“But yet there’s so much good happening in the world as well,” Jonathan adds. “Think about the revolution we’ve had in technology, and how that technology has improved the lives of so many people and made our governments more accountable. Even more recently, we have unemployment in the U.S. and the U.K. around 5%, and household incomes are climbing. So the first thing to remember is change is a constant, and it’s not always for the worse.”

It’s those positive changes — breakthroughs in health care and technology, new and innovative services, the development of cheaper forms of energy — that attract many of the fund’s investment professionals, such as:

•	Domino’s Pizza, which leveraged technology early on to speed ordering and delivering while managing inventory;

SMALLCAP World Fund	5

•	Kotak Mahindra Bank, which brought modern banking systems to underserved areas of India and has grown its market share at the expense of government-run banks;

•	AAC Technologies Holdings, a manufacturer that supplies small but critical components to the world’s most popular smartphones.

These and other companies represented in the fund portfolio have proven to be innovators in both large and small ways, creating value for shareholders amidst change.

The more they stay the same

Some of the companies represented in the portfolio aren’t known for innovation, but run their businesses very well. Jumbo, a Greek discount retailer, is simply very well managed, Jonathan says, and has grown geographically into Bulgaria and Romania. Emmi, a Swiss dairy, successfully diversified its product offerings to include high-end coffee beverages to help counter the high cost of Swiss milk. Hoshizaki, a Japanese company, is becoming one of the world’s leading providers of ice machines.

“Some of the companies I view favorably are businesses with big moats,” says portfolio manager Lawrence Kymisis. “By moats, I mean that these companies are somewhat insulated from volatility due to their fundamental strength. They’re in sectors where it’s tough for competitors to gain a foothold. They have pricing power. They have strong cash positions and little debt. And they’re aware of risks. They have a view of all possible outcomes and what they can do to make the most of them.”

That high-level view is the hallmark of a strong management team — a critical piece of the puzzle for many of the fund’s investment professionals.

“I think the best source of resiliency is really good management,” says portfolio manager Claudia Huntington. “Who’s running the show is so critically important, because good management teams position companies well to take advantage of downturns and be cautious on upturns.”

That management know-how can help companies weather difficult times and prepare for the future. Jacinto Hernandez, an investment analyst covering the oil services sector, continues to study how companies have managed through this year’s decline in oil prices. Those declines are hurting the bottom line now, but as a long-term investor, he’s looking for the seeds of recovery.

“We put in a lot of time getting to know the companies — conducting research and meeting with management,” says Jacinto, a 15-year veteran analyst. “We know the managers. And when you combine the analysis of the sector with the potential for management to capitalize on opportunities, you end up with a list of strong potential investments. All you do then is wait until the time is right.”

“Daily volatility is quite eye-opening sometimes, but we have a certain luxury in our approach, because we focus on the long-term.”

— Lawrence Kymisis

6	SMALLCAP World Fund

“I think the best source of resiliency is really good management. Who’s running the show is so critically important, because good management teams position companies well to take advantage of downturns and be cautious on upturns.”

— Claudia Huntington

Taking advantage of volatility

While the fund embraces a long-term approach to investing, short-term market volatility can make a difference in actually purchasing a company’s stock.

“The price you pay for a stock makes a difference in your return over the long term,” Jacinto says. “I have a lot of quality companies I’m interested in, but if I feel they’re too expensive, I’ll wait. Then you hit a patch of volatility, the price goes down, and now you can have an attractive long-term investment.”

On the other hand, it takes fortitude to stay with a company during a downturn — but that’s the hallmark of long-term investing. If the company’s fundamentals and management remain sound, then the fund’s investment professionals can stay with the stock and wait out the volatility.

“Daily volatility is quite eye-opening sometimes, but we have a certain luxury in our approach, because we focus on the long-term,” Lawrence says. “When the Brexit vote happened and the markets in the U.K. fell, some companies took justified hits, and some took hits that weren’t justified. When the long-term fundamentals remain sound, you stay with it — or even add to your holding if the prices are right.”

SMALLCAP World Fund	7

“Everything you see in the newspaper, everything that’s going on in the world, we take that into account. But ultimately, it’s about finding what we can invest in for the long term.”

— Greg Wendt

Focused on the long-term

The difficulty in investing in a volatile market is trying to figure out whether the market is simply going through a rough patch, or if there are signs of longer term difficulties ahead. That’s where research and experience come into play.

“Most of us have been through a number of market cycles, and there’s always uncertainty out there,” Claudia says. “Our challenge is to gather all the facts we can, seek out informed opinions, and then make a judgment on what kind of portfolio you’re going to build. Sometimes, that short-term volatility is just that — short term. But you have to be open-minded about what you’re seeing and make adjustments when that’s what the facts are calling for.”

Many of the fund’s investment professionals view their holdings through three different lenses: macroeconomic, overall industries, and individual companies. Their investment theses — their philosophies and views of the marketplace — are informed by each of these.

The fund’s bottom-up research identifies potential investments in individual companies. Sector analysts place those companies in context and evaluate the health and outlook for the overall industry. And the fund’s economic experts provide insights and analysis related to market movements, economic reports and global issues.

“I think in today’s market, you have to be relatively open-minded when it comes to some of your longer term assumptions and perhaps question them more frequently than you have in the past,” Lawrence says. “Today, you need to be flexible and adaptable, and I think we’re up to the challenge.”

Staying the course

As you can see here, investing is both art and science — gathering as much information as possible to make an informed judgment on an individual company, or an industry, or even the entire global marketplace. The fund’s long-term approach allows portfolio managers and analysts to do this work without worrying about the short-term changes in the market.

Indeed, it’s worth noting that the compensation paid to our investment professionals is heavily influenced by results over one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding period to encourage a long-term investment approach.

That’s because we feel the long-term approach works best — for the fund’s results, and for our shareholders’ individual investments as well.

“Everything you see in the newspaper, everything that’s going on in the world, we take that into account,” Greg says. “But ultimately, it’s about finding what we can invest in for the long term.” ■

8	SMALLCAP World Fund

The New Geography of Investing®

Where a company does business can be more important than where it’s located. Here’s a look at SMALLCAP World Fund’s portfolio in terms of where its equity holdings earn their revenue. The charts below show the countries and regions in which the fund’s equity investments are located, and where the revenue comes from.

Equity portion breakdown by domicile (%)

	Region	Fund	Index
■	United States	44%	51%
■	Canada	4	4
■	Europe	22	19
■	Japan	7	11
■	Asia-Pacific ex. Japan	4	4
■	Emerging markets	19	11
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Region	Fund	Index
■	United States	45%	45%
■	Canada	3	3
■	Europe	17	17
■	Japan	7	10
■	Asia-Pacific ex. Japan	2	4
■	Emerging markets	26	21
	Total	100%	100%

Compared with the MSCI ACWI Small Cap Index as a percent of net assets. Source: MSCI.

All figures include convertible securities.

SMALLCAP World Fund source: Capital Group (as of September 30, 2016).

SMALLCAP World Fund	9

Summary investment portfolio September 30, 2016

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	41.22%
United Kingdom	8.10
Euro zone*	7.59
Japan	6.65
India	4.68
Canada	3.31
China	3.12
Taiwan	2.30
Sweden	2.12
Other countries	13.39
Short-term securities & other assets less liabilities	7.52
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Slovenia and Spain.

Common stocks 91.62%	Shares	Value (000)
Consumer discretionary 17.71%
Domino’s Pizza, Inc.[1]	2,828,769	$429,549
GVC Holdings PLC[1,2]	19,280,894	185,433
Dollarama Inc.	2,005,000	156,540
Lions Gate Entertainment Corp.[1]	7,751,786	154,958
Seria Co., Ltd.[2]	1,425,324	115,492
YOOX Net-A-Porter Group SPA[2,3]	3,627,000	112,384
AA PLC[2]	28,448,238	109,034
Ted Baker PLC[1,2]	3,340,342	106,681
Matahari Department Store Tbk PT2	73,537,800	104,390
Ladbrokes PLC[1,2]	55,522,600	100,752
POYA International Co., Ltd.[1,2]	6,735,908	100,313
Other securities		3,612,664
		5,288,190

Health care 16.66%
Incyte Corp.[3]	3,497,991	329,826
Molina Healthcare, Inc.[1,3]	4,526,000	263,956
GW Pharmaceuticals PLC (ADR)[1,3]	1,976,400	262,328
China Biologic Products, Inc.[1,3]	1,682,523	209,440
Insulet Corp.[1,3]	3,921,000	160,526
NuVasive, Inc.[3]	2,199,400	146,612
Zeltiq Aesthetics, Inc.[1,3]	3,122,044	122,447
Sysmex Corp.[2]	1,643,000	121,724
Centene Corp.[3]	1,709,439	114,464
bluebird bio, Inc.[3]	1,619,352	109,760
athenahealth, Inc.[3]	866,310	109,259
Hikma Pharmaceuticals PLC[2]	4,155,953	108,771
Other securities		2,915,421
		4,974,534

Information technology 14.14%
DeNA Co., Ltd.[1,2]	8,201,010	297,406
Qorvo, Inc.[3]	3,884,370	216,515
AAC Technologies Holdings Inc.[2]	17,790,500	180,151
Finisar Corp.[1,3]	5,729,000	170,724
Zynga Inc., Class A3	54,170,000	157,635
Vanguard International Semiconductor Corp.[1,2]	83,546,386	157,334
Globant SA1,3	2,717,510	114,461
Kakaku.com, Inc.[2]	5,997,300	108,289
Inphi Corp.[1,3]	2,459,199	107,000
Other securities		2,712,572
		4,222,087

10	SMALLCAP World Fund

	Shares	Value (000)
Industrials 11.32%
Hoshizaki Electric Co., Ltd.[2]	1,895,100	$173,095
ITT Corp.	3,580,000	128,307
Loomis AB, Class B2	4,019,042	124,086
Oshkosh Corp.	2,105,000	117,880
Kirby Corp.[3]	1,747,000	108,594
NIBE Industrier AB, Class B2	11,580,000	102,997
Havells India Ltd.[2]	16,048,000	101,115
Other securities		2,523,798
		3,379,872

Financials 8.96%
Kotak Mahindra Bank Ltd.[2]	20,057,040	234,722
Validus Holdings, Ltd.	3,033,000	151,104
Essent Group Ltd.[3]	4,177,925	111,175
MarketAxess Holdings Inc.	660,000	109,289
Umpqua Holdings Corp.	7,004,541	105,418
GT Capital Holdings, Inc.[2]	3,485,200	103,359
VZ Holding AG2	363,400	101,759
Other securities		1,757,827
		2,674,653

Consumer staples 6.06%
Emmi AG1,2	270,100	184,747
Raia Drogasil SA, ordinary nominative	7,917,574	161,363
Lion Corp.[2]	7,637,000	123,531
Sprouts Farmers Market, Inc.[3]	5,862,600	121,063
Pinnacle Foods Inc.	2,389,050	119,859
COSMOS Pharmaceutical Corp.[2]	515,200	110,525
Other securities		990,143
		1,811,231

Energy 4.66%
U.S. Silica Holdings, Inc.	2,942,071	136,983
InterOil Corp.[3]	2,344,500	119,382
Seven Generations Energy Ltd., Class A3	4,675,000	112,532
Other securities		1,023,354
		1,392,251

Materials 4.51%
James Hardie Industries PLC (CDI)[2]	6,855,000	107,525
Other securities		1,240,815
		1,348,340

Other 2.77%
Other securities		828,628

Miscellaneous 4.83%
Other common stocks in initial period of acquisition		1,443,425

Total common stocks (cost: $19,866,355,000)		27,363,211

Preferred securities 0.00%
Consumer staples 0.00%
Other securities		117

Total preferred securities (cost: $185,000)		117

Rights & warrants 0.02%
Other 0.02%
Other securities		4,018

Total rights & warrants (cost: $926,000)		4,018

SMALLCAP World Fund	11

Convertible stocks 0.33%	Shares	Value (000)
Other 0.33%
Other securities		$99,653

Total convertible stocks (cost: $108,394,000)		99,653

Bonds, notes & other debt instruments 0.51%	Principal amount (000)
Other 0.51%
Other securities		152,038

Total bonds, notes & other debt instruments (cost: $133,136,000)		152,038

Short-term securities 7.51%
Bank of Nova Scotia 0.92% due 10/14/2016[4]	14,500	14,498
BNP Paribas, New York Branch 0.27% due 10/3/2016	100,700	100,698
Federal Home Loan Bank 0.26%–0.50% due 10/21/2016–1/25/2017	$515,590	515,325
Gotham Funding Corp. 0.49%–0.76% due 10/4/2016–11/18/2016[4]	51,700	51,680
Liberty Street Funding Corp. 0.71%–0.92% due 10/14/2016–12/13/2016[4]	86,000	85,929
Mitsubishi UFJ Trust and Banking Corp. 0.67% due 11/7/2016[4]	83,500	83,451
Mizuho Bank, Ltd. 0.69%–1.20% due 10/12/2016–2/24/2017[4]	143,600	143,385
Sumitomo Mitsui Banking Corp. 0.60%–0.90% due 11/15/2016–12/6/2016[4]	190,600	190,405
U.S. Treasury Bills 0.30%–0.41% due 11/25/2016–2/9/2017	175,000	174,851
Victory Receivables Corp. 0.78%–1.02% due 11/14/2016–12/15/2016[4]	59,000	58,938
Other securities		824,852

Total short-term securities (cost: $2,243,615,000)		2,244,012
Total investment securities 99.99% (cost: $22,352,611,000)		29,863,049
Other assets less liabilities 0.01%		2,791

Net assets 100.00%		$29,865,840

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities including holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some securities in “Other securities” (with aggregate value of $127,085,000, an aggregate cost of $126,971,000, and which represented .43% of the net assets of the fund) were acquired from 12/3/2013 to 5/7/2015 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $312,000, which represented less than .01% of the net assets of the fund.

12	SMALLCAP World Fund

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $533,574,000.

					Unrealized
					(depreciation)
			Contract amount		appreciation
			Receive	Deliver	at 9/30/2016
	Settlement date	Counterparty	(000)	(000)	(000)
Sales:
Australian dollars	10/26/2016	HSBC Bank	$40,607	A$53,150	$ (47)
British pounds	10/13/2016	Citibank	$45,229	£34,459	552
British pounds	10/17/2016	Barclays Bank PLC	$13,737	£10,590	6
British pounds	10/19/2016	Bank of America, N.A.	$31,789	£24,400	150
British pounds	10/20/2016	Citibank	$56,101	£42,055	1,568
British pounds	10/26/2016	JPMorgan Chase	$41,901	£32,000	401
British pounds	11/3/2016	UBS AG	$50,157	£38,626	57
British pounds	11/7/2016	HSBC Bank	$9,085	£7,000	5
Canadian dollars	10/7/2016	UBS AG	$26,198	C$34,000	281
Euros	10/20/2016	HSBC Bank	$12,381	€11,023	(13)
Euros	10/20/2016	Barclays Bank PLC	$24,447	€21,762	(23)
Euros	10/26/2016	Citibank	$94,973	€84,399	45
Euros	10/28/2016	JPMorgan Chase	$39,897	€35,481	(15)
Japanese yen	10/19/2016	HSBC Bank	$11,826	¥1,200,000	(17)
Japanese yen	10/20/2016	Bank of America, N.A.	$7,719	¥791,840	(96)
Japanese yen	10/28/2016	UBS AG	$6,685	¥669,165	79
Japanese yen	11/17/2016	JPMorgan Chase	$8,328	¥845,410	(26)
					$2,907

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2016, appear below.

						Value of
					Dividend	affiliates at
	Beginning			Ending	income	9/30/2016
	shares	Additions	Reductions	shares	(000)	(000)
Domino’s Pizza, Inc.	3,125,769	—	297,000	2,828,769	$4,307	$429,549
DeNA Co., Ltd.[2]	4,061,000	4,140,010	—	8,201,010	1,037	297,406
Molina Healthcare, Inc.[3]	3,898,100	627,900	—	4,526,000	—	263,956
GW Pharmaceuticals PLC (ADR)[3]	1,652,700	323,700	—	1,976,400	—	262,328
China Biologic Products, Inc.[3]	283,500	1,568,023	169,000	1,682,523	—	209,440
GVC Holdings PLC[2]	1,663,694	17,617,200	—	19,280,894	267	185,433
Emmi AG2	290,775	6,600	27,275	270,100	1,319	184,747
Finisar Corp.[3]	5,386,000	828,000	485,000	5,729,000	—	170,724
Insulet Corp.[3]	2,374,000	1,547,000	—	3,921,000	—	160,526
Vanguard International Semiconductor Corp.[2,5]	69,178,554	14,367,832	—	83,546,386	6,533	157,334
Lions Gate Entertainment Corp.	6,877,000	1,543,000	668,214	7,751,786	2,017	154,958
Zeltiq Aesthetics, Inc.[3]	3,002,044	120,000	—	3,122,044	—	122,447
Globant SA3	2,467,480	250,030	—	2,717,510	—	114,461
Inphi Corp.[3]	2,437,199	22,000	—	2,459,199	—	107,000
Ted Baker PLC[2]	3,167,993	172,349	—	3,340,342	2,247	106,681
Ladbrokes PLC[2,5]	11,755,600	43,767,000	—	55,522,600	1,638	100,752
POYA International Co., Ltd.[2]	5,588,216	1,147,692	—	6,735,908	1,812	100,313
BCA Marketplace PLC[2]	42,870,000	—	—	42,870,000	3,537	100,019
Zoopla Property Group PLC[2]	23,421,100	230,906	—	23,652,006	1,390	99,612
WHA Corp. PCL[2,3]	677,141,200	403,877,700	—	1,081,018,900	—	97,788
WHA Corp. PCL, warrants, expire 2020[3]	6,909,830	—	—	6,909,830	—	1,715
King Slide Works Co., Ltd.[2]	6,683,000	940,000	—	7,623,000	2,431	98,787
Financial Engines, Inc.	2,520,930	616,070	—	3,137,000	795	93,200
Quotient Technology Inc.[3,6]	4,881,613	1,830,000	—	6,711,613	—	89,332
Vitrolife AB2,5	771,000	616,559	—	1,387,559	407	87,992

SMALLCAP World Fund	13

Investments in affiliates (continued)

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/2016 (000)
MGM Growth Properties LLC REIT, Class A	—	3,311,387	—	3,311,387	$2,155	$86,328
CONMED Corp.	2,141,654	—	—	2,141,654	1,713	85,795
Taiwan Paiho Ltd.[2]	—	22,578,000	—	22,578,000	1,423	81,064
zooplus AG, non-registered shares[2,3]	527,778	31,000	—	558,778	—	80,976
TechnoPro Holdings, Inc.[2]	1,845,000	280,000	—	2,125,000	1,969	80,047
Bravida Holding AB2	—	11,545,792	—	11,545,792	—	76,729
Myriad Genetics, Inc.[3]	5,766,556	—	2,054,300	3,712,256	—	76,398
Sirius Minerals Plc[2,3]	153,077,760	26,600,000	1,100	179,676,660	—	75,529
Sirius Minerals Plc, warrants, expire 2015[2,4]	26,600,000	—	26,600,000	—	—	—
Jin Co., Ltd.[2]	—	1,608,000	—	1,608,000	395	74,525
Entertainment One Ltd.[2]	15,254,082	9,896,549	—	25,150,631	390	73,804
Sleep Country Canada Holdings Inc.[5]	1,736,300	2,174,953	900,000	3,011,253	944	71,474
Genomma Lab Internacional, SAB de CV, Series B3	36,988,000	30,495,000	—	67,483,000	—	70,581
Continental Building Products, Inc.[3]	3,035,700	295,000	—	3,330,700	—	69,911
eMemory Technology Inc.[2]	6,146,000	—	—	6,146,000	1,140	65,828
NCC Group PLC[2]	13,350,000	1,036,000	—	14,386,000	902	65,374
Glaukos Corp.[3,5]	668,534	1,216,070	178,534	1,706,070	—	64,387
Evolution Gaming Group AB2	—	1,943,200	—	1,943,200	562	63,249
Installed Building Products, Inc.[3]	1,704,039	—	—	1,704,039	—	61,124
Teladoc, Inc.[3]	—	3,295,269	—	3,295,269	—	60,336
Beauty Community PCL[2]	150,000,000	67,500,000	—	217,500,000	856	60,176
Tele Columbus AG2,3	2,976,000	3,720,000	—	6,696,000	—	58,353
Iridium Communications Inc.[3]	4,889,615	1,119,001	—	6,008,616	—	48,730
Iridium Communications Inc., Series A, convertible preferred[4]	60,000	—	—	60,000	549	6,094
CenterState Banks, Inc.	1,802,399	956,000	—	2,758,399	372	48,906
Natera, Inc.[3,5]	1,795,567	2,695,996	391,760	4,099,803	—	45,549
Trupanion, Inc.[3]	2,155,668	134,832	—	2,290,500	—	38,709
CCL Products (India) Ltd.[2]	7,278,328	2,200,774	—	9,479,102	338	37,248
RIB Software AG2	2,476,356	428,637	—	2,904,993	517	35,766
Monash IVF Group Ltd.[2]	—	18,520,000	—	18,520,000	632	34,914
Century Communities, Inc.[3]	1,716,000	—	140,000	1,576,000	—	33,900
Actua Corp[3]	2,602,000	—	—	2,602,000	—	33,696
Flexion Therapeutics, Inc.[3]	1,703,194	160,000	140,143	1,723,051	—	33,668
Adaptimmune Therapeutics PLC (ADR)[3]	1,713,918	2,887,082	—	4,601,000	—	32,437
Adaptimmune Therapeutics PLC[2,4]	16,938,900	—	16,938,900	—	—	—
KEYW Holding Corp.[3]	2,836,400	—	—	2,836,400	—	31,314
istyle Inc.[2]	—	3,832,900	—	3,832,900	—	31,165
Transocean Partners LLC	—	3,208,898	738,835	2,470,063	1,988	30,456
Stock Spirits Group PLC[2]	15,474,743	2,035,497	3,105,566	14,404,674	3,077	28,799
Virtus Health Ltd.[2]	—	4,603,000	—	4,603,000	516	27,193
Blue Nile, Inc.	—	753,000	—	753,000	—	25,918
XP Power Ltd.[2,5]	735,164	404,836	—	1,140,000	951	24,454
Sonus Networks, Inc.[3]	2,938,000	287,000	349,800	2,875,200	—	22,369
MagnaChip Semiconductor Corp.[3]	2,355,000	—	—	2,355,000	—	19,641
Tidewater Midstream and Infrastructure Ltd.	—	12,444,000	—	12,444,000	94	14,275
Tidewater Midstream and Infrastructure Ltd.	—	4,490,000	—	4,490,000	102	5,151
Tidewater Midstream and Infrastructure Ltd.[4]	12,444,000	—	12,444,000	—	279	—
Zegona Communications PLC[2]	12,305,654	—	—	12,305,654	361	17,673
Independence Contract Drilling, Inc.[3]	—	3,010,000	—	3,010,000	—	15,802
San Leon Energy PLC[2,3]	4,003,000	21,800,000	—	25,803,000	—	15,677
TravelCenters of America LLC[3]	2,023,750	—	—	2,023,750	—	14,490
Mahindra Lifespace Developers Ltd.[2]	2,157,380	—	—	2,157,380	193	14,034
GoldMoney Inc.[2,3]	—	7,062,200	3,531,100	3,531,100	—	12,085
J. Kumar Infraprojects Ltd.[2]	1,780,000	2,312,000	—	4,092,000	123	11,255
Talwalkars Better Value Fitness Ltd.[2]	2,389,000	—	—	2,389,000	54	9,948
Xenon Pharmaceuticals Inc.[3]	1,030,000	—	—	1,030,000	—	8,343
Kennady Diamonds Inc.[3]	372,952	2,185,000	—	2,557,952	—	7,818
Lekoil Ltd. (CDI)[2,3]	19,430,400	5,778,000	—	25,208,400	—	7,119
Savannah Petroleum PLC[2,3]	10,844,000	7,000,000	—	17,844,000	—	7,049
Mytrah Energy Ltd.[2,3]	10,418,000	—	—	10,418,000	—	6,988
Hummingbird Resources PLC[2,3]	1,650,000	37,840,000	20,570,000	18,920,000	—	6,003
Providence Resources PLC[2,3]	—	35,235,000	—	35,235,000	—	4,338
BNK Petroleum Inc.[3]	12,804,914	—	—	12,804,914	—	2,098

14	SMALLCAP World Fund

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/2016 (000)
Neovasc Inc. (CAD denominated)[3]	4,246,900	595,000	1,367,233	3,474,667	$—	$1,775
Neovasc Inc.	503,836	—	503,836	—	—	—
Gulf Keystone Petroleum Ltd.[2,3]	—	42,000,000	—	42,000,000	—	1,166
Gulf Keystone Petroleum Ltd.[2,3,4]	15,715,000	—	—	15,715,000	—	436
Greenko Group PLC[2]	9,748,155	—	—	9,748,155	14,064	128
Altisource Asset Management Corp.[3,7]	116,926	11,050	127,976	—	—	—
ARC Document Solutions, Inc.[3,7]	3,760,323	—	3,760,323	—	—	—
ChemoCentryx, Inc.[3,7]	3,467,240	—	3,467,240	—	—	—
Cox & Kings Ltd.[2,7]	10,130,825	330,000	3,960,825	6,500,000	97	—
Cox & Kings Ltd. (GDR)[2,7]	330,000	—	330,000	—	—	—
CPI Card Group Inc.[7]	—	3,450,000	1,496,736	1,953,264	398	—
Delphi Energy Corp.[3,7]	10,178,500	—	10,178,500	—	—	—
Demandware, Inc.[3,7]	2,529,356	7,100	2,536,456	—	—	—
EVINE Live Inc., Class A3,7	3,987,540	—	3,987,540	—	—	—
EXACT Sciences Corp.[3,7]	6,801,000	800,000	5,446,930	2,154,070	—	—
HKBN Ltd.[2,7]	60,888,000	—	33,910,000	26,978,000	2,452	—
ITT Educational Services, Inc.[3,7]	1,869,000	—	1,869,000	—	—	—
Lands’ End, Inc.[3,7]	1,704,000	—	200,000	1,504,000	—	—
Mothercare PLC[2,3,7]	10,810,000	290,000	3,480,673	7,619,327	—	—
Northgate PLC[2,7]	6,908,399	—	6,908,399	—	513	—
Novadaq Technologies Inc.[3,7]	3,084,948	—	1,493,175	1,591,773	—	—
Ocular Therapeutix, Inc.[3,7]	1,955,700	21,878	1,977,578	—	—	—
Papa Murphy’s Holdings, Inc.[3,7]	1,202,000	—	402,000	800,000	—	—
Poundland Group PLC[2,7]	15,898,506	1,545,000	17,443,506	—	416	—
Regulus Therapeutics Inc.[7]	2,015,000	1,520,000	3,535,000	—	—	—
RMP Energy Inc.[7]	6,670,300	—	6,670,300	—	—	—
Sinmag Equipment Corp.[2,7]	3,877,020	—	3,877,020	—	—	—
Spire Healthcare Group PLC[2,7]	22,412,000	—	9,032,999	13,379,001	1,059	—
Super Group Ltd.[2,7]	59,000,000	—	29,455,900	29,544,100	813	—
Suprema Inc.[2,7]	868,200	—	868,200	—	—	—
Takeuchi Mfg. Co., Ltd.[2,7]	3,770,400	951,600	3,919,900	802,100	582	—
Talmer Bancorp, Inc., Class A7	3,434,028	310,000	3,744,028	—	455	—
Tribhovandas Bhimji Zaveri Ltd.[2,7]	4,335,732	—	4,335,732	—	—	—
Twelve, Inc., Series C, convertible preferred[2,7]	3,475,770	—	3,475,770	—	—	—
U.S. Silica Holdings, Inc.[7]	—	3,485,000	542,929	2,942,071	712	—
					$73,893	$6,153,065

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $12,605,952,000, which represented 42.21% of the net assets of the fund. This amount includes $12,471,296,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Security did not produce income during the last 12 months.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $1,137,896,000, which represented 3.81% of the net assets of the fund.
[5]	This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2015; it was not publicly disclosed.
[6]	This security changed its name due to a corporate action during the reporting period.
[7]	Unaffiliated issuer at 9/30/2016.

Key to abbreviations and symbols

A$ = Australian dollars

ADR = American Depositary Receipts

£ = British pounds

CAD/C$ = Canadian dollars

CDI = CREST Depository Interest

€ = Euros

GDR = Global Depositary Receipts

¥ = Japanese yen

See Notes to Financial Statements

SMALLCAP World Fund	15

Financial statements

Statement of assets and liabilities at September 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $17,874,507)	$23,709,984
Affiliated issuers (cost: $4,478,104)	6,153,065	$29,863,049
Cash		5,125
Cash denominated in currencies other than U.S. dollars (cost: $9,210)		9,210
Unrealized appreciation on open forward currency contracts		3,144
Receivables for:
Sales of investments	93,687
Sales of fund’s shares	43,239
Dividends and interest	29,798
Other	1,540	168,264
		30,048,792
Liabilities:
Unrealized depreciation on open forward currency contracts		237
Payables for:
Purchases of investments	85,406
Repurchases of fund’s shares	55,603
Investment advisory services	15,138
Services provided by related parties	7,502
Directors’ deferred compensation	3,570
Non-U.S. taxes	14,508
Other	988	182,715
Net assets at September 30, 2016		$29,865,840

Net assets consist of:
Capital paid in on shares of capital stock		$22,472,419
Accumulated net investment loss		(145,843)
Undistributed net realized gain		38,296
Net unrealized appreciation		7,500,968
Net assets at September 30, 2016		$29,865,840

See Notes to Financial Statements

16	SMALLCAP World Fund

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,

$.01 par value (635,719 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$18,761,818	397,139		$47.24
Class B	22,785	533		42.74
Class C	823,554	19,572		42.08
Class F-1	718,549	15,373		46.74
Class F-2	2,117,855	44,306		47.80
Class 529-A	1,024,316	21,915		46.74
Class 529-B	3,819	89		43.11
Class 529-C	286,140	6,678		42.85
Class 529-E	52,916	1,162		45.53
Class 529-F-1	90,231	1,910		47.23
Class R-1	32,618	753		43.34
Class R-2	616,369	14,219		43.35
Class R-2E	6,033	128		47.07
Class R-3	783,293	17,235		45.45
Class R-4	763,785	16,290		46.89
Class R-5E	10	—	*	47.30
Class R-5	358,736	7,412		48.40
Class R-6	3,403,013	71,005		47.93

*	Amount less than one thousand.

See Notes to Financial Statements

SMALLCAP World Fund	17

Statement of operations for the year ended September 30, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $15,797; also includes $73,893 from affiliates)	$301,992
Interest	18,588	$320,580
Fees and expenses*:
Investment advisory services	170,916
Distribution services	66,960
Transfer agent services	44,470
Administrative services	6,653
Reports to shareholders	1,735
Registration statement and prospectus	1,195
Directors’ compensation	658
Auditing and legal	726
Custodian	3,887
State and local taxes	1
Other	1,517
Total fees and expenses before reimbursement	298,718
Less transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		298,718
Net investment income		21,862

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $669; also includes $241,202 net loss from affiliates)	(123,000)
Forward currency contracts	30,100
Currency transactions	390	(92,510)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $13,746)	3,235,568
Forward currency contracts	(7,523)
Currency translations	1,053	3,229,098
Net realized loss and unrealized appreciation		3,136,588
Net increase in net assets resulting from operations		$3,158,450

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.
†	Amount less than one thousand.

Statements of changes in net assets

(dollars in thousands)

	Year ended September 30
	2016	2015
Operations:
Net investment income	$21,862	$15,445
Net realized (loss) gain	(92,510)	1,912,240
Net unrealized appreciation (depreciation)	3,229,098	(1,435,307)
Net increase in net assets resulting from operations	3,158,450	492,378
Distributions paid to shareholders from net realized gain on investments	(1,672,921)	(2,489,781)
Net capital share transactions	2,176,139	2,563,419
Total increase in net assets	3,661,668	566,016
Net assets:
Beginning of year	26,204,172	25,638,156
End of year (including accumulated net investment loss: $(145,843) and $(181,544), respectively)	$29,865,840	$26,204,172

See Notes to Financial Statements

18	SMALLCAP World Fund

Notes to financial statements

1. Organization

SMALLCAP World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

SMALLCAP World Fund	19

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or

20	SMALLCAP World Fund

business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$2,335,569	$2,952,620	$1	$5,288,190
Health care	3,859,799	1,095,896	18,839	4,974,534
Information technology	2,294,583	1,927,504	—	4,222,087
Industrials	1,526,524	1,853,348	—	3,379,872
Financials	1,553,349	1,121,304	—	2,674,653
Consumer staples	535,267	1,275,964	—	1,811,231
Energy	1,129,317	249,548	13,386	1,392,251
Materials	630,895	717,445	—	1,348,340
Other	289,853	538,647	128	828,628
Miscellaneous	697,966	745,459	—	1,443,425
Preferred securities	117	—	—	117
Rights & warrants	1,714	1,003	1,301	4,018
Convertible stocks	—	6,094	93,559	99,653
Bonds, notes & other debt instruments	—	152,038	—	152,038
Short-term securities	—	2,244,012	—	2,244,012
Total	$14,854,953	$14,880,882	$127,214	$29,863,049

See the following page for footnote.

SMALLCAP World Fund	21

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$3,144	$—	$3,144
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(237)	—	(237)
Total	$—	$2,907	$—	$2,907

*	Securities with a value of $12,471,296,000, which represented 41.76% of the net assets of the fund, were classified as Level 2 due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

22	SMALLCAP World Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, September 30, 2016 (dollars in thousands):

		Assets		Liabilities
		Location on statement of		Location on statement of
Contract	Risk type	assets and liabilities	Value	assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$3,144	Unrealized depreciation on open forward currency contracts	$237

		Net realized gain		Net unrealized depreciation
		Location on statement of		Location on statement of
Contract	Risk type	operations	Value	operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$30,100	Net unrealized depreciation on forward currency contracts	$(7,523)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

SMALLCAP World Fund	23

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2016, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$150	$(96)	$—	$—	$54
Barclays Bank PLC	6	(6)	—	—	—
Citibank	2,165	—	(1,866)	—	299
HSBC Bank	5	(5)	—	—	—
JPMorgan Chase	401	(41)	(111)	—	249
UBS AG	417	—	(141)	—	276
Total	$3,144	$(148)	$(2,118)	$—	$878
Liabilities:
Bank of America, N.A.	$96	$(96)	$—	$—	$—
Barclays Bank PLC	23	(6)	—	—	17
HSBC Bank	77	(5)	(72)	—	—
JPMorgan Chase	41	(41)	—	—	—
Total	$237	$(148)	$(72)	$—	$17

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2016, the fund reclassified $74,000 from accumulated net investment loss to capital paid in on shares of capital stock and $13,913,000 from undistributed net realized gain to accumulated net investment loss to align financial reporting with tax reporting.

24	SMALLCAP World Fund

As of September 30, 2016, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$31,033
Post-October capital loss deferral*	174,535
Gross unrealized appreciation on investment securities	8,863,357
Gross unrealized depreciation on investment securities	(1,310,486)
Net unrealized appreciation on investment securities	7,552,871
Cost of investment securities	22,310,178

*	These deferrals are considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from long-term capital gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2016	2015
Class A	$1,064,700	$1,620,300
Class B	3,676	11,193
Class C	58,177	91,765
Class F-1	42,143	60,501
Class F-2	96,780	118,437
Class 529-A	59,860	91,365
Class 529-B	551	1,553
Class 529-C	18,639	28,795
Class 529-E	3,219	4,863
Class 529-F-1	5,125	7,765
Class R-1	2,210	3,940
Class R-2	41,660	69,423
Class R-2E	77	1
Class R-3	49,450	78,623
Class R-4	45,110	69,525
Class R-5E*	1
Class R-5	29,273	43,654
Class R-6	152,270	188,078
Total	$1,672,921	$2,489,781

*	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2016, the investment advisory services fee was $170,916,000, which was equivalent to an annualized rate of 0.629% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

SMALLCAP World Fund	25

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. From October 1, 2015 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended September 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$41,322	$32,683		$1,730		Not applicable
Class B	411	91		Not applicable		Not applicable
Class C	8,111	1,569		408		Not applicable
Class F-1	1,672	1,032		336		Not applicable
Class F-2	Not applicable	1,873		837		Not applicable
Class 529-A	2,049	1,596		479		$802
Class 529-B	63	14		3		5
Class 529-C	2,691	480		136		229
Class 529-E	248	47		25		42
Class 529-F-1	—	138		42		70
Class R-1	325	46		16		Not applicable
Class R-2	4,497	2,350		302		Not applicable
Class R-2E	19	6		2		Not applicable
Class R-3	3,752	1,393		377		Not applicable
Class R-4	1,800	837		362		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	271		225		Not applicable
Class R-6	Not applicable	44		1,373		Not applicable
Total class-specific expenses	$66,960	$44,470		$6,653		$1,148

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

26	SMALLCAP World Fund

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $658,000 in the fund’s statement of operations reflects $429,000 in current fees (either paid in cash or deferred) and a net increase of $229,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

8. Committed line of credit

The fund participates with other funds managed by CRMC in a $500 million credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended September 30, 2016.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of				Net increase
	Sales[1]			distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2016

Class A	$2,295,955	52,866		$1,047,370	24,178	$(2,391,866)	(54,698)	$951,459	22,346
Class B	1,133	28		3,663	93	(45,481)	(1,153)	(40,685)	(1,032)
Class C	112,677	2,881		57,696	1,486	(217,037)	(5,591)	(46,664)	(1,224)
Class F-1	179,580	4,186		41,681	972	(198,802)	(4,619)	22,459	539
Class F-2	879,673	19,680		93,181	2,131	(453,367)	(10,251)	519,487	11,560
Class 529-A	98,815	2,291		59,841	1,396	(126,275)	(2,906)	32,381	781
Class 529-B	98	2		551	14	(6,370)	(160)	(5,721)	(144)
Class 529-C	27,405	690		18,632	471	(44,262)	(1,108)	1,775	53
Class 529-E	4,666	110		3,219	77	(6,626)	(156)	1,259	31
Class 529-F-1	15,378	351		5,127	118	(17,587)	(399)	2,918	70
Class R-1	6,053	151		2,204	55	(12,776)	(310)	(4,519)	(104)
Class R-2	117,908	2,942		41,614	1,041	(195,936)	(4,860)	(36,414)	(877)
Class R-2E	5,890	136		76	2	(467)	(11)	5,499	127
Class R-3	152,872	3,637		49,428	1,183	(227,658)	(5,400)	(25,358)	(580)
Class R-4	148,378	3,431		45,105	1,050	(181,577)	(4,177)	11,906	304
Class R-5E2	10	—	[3]	—	—	—	—	10	— [3]
Class R-5	97,347	2,221		29,263	661	(254,197)	(5,794)	(127,587)	(2,912)
Class R-6	958,624	22,079		152,259	3,475	(196,949)	(4,444)	913,934	21,110
Total net increase (decrease)	$5,102,462	117,682		$1,650,910	38,403	$(4,577,233)	(106,037)	$2,176,139	50,048

See page 28 for footnotes.

SMALLCAP World Fund	27

			Reinvestments of				Net increase
	Sales[1]		distributions		Repurchases[1]		(decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended September 30, 2015

Class A	$1,839,672	37,984	$1,593,438	35,036	$(2,142,761)	(44,637)	$1,290,349	28,383
Class B	1,779	40	11,120	265	(62,586)	(1,409)	(49,687)	(1,104)
Class C	148,950	3,381	90,963	2,199	(206,045)	(4,711)	33,868	869
Class F-1	197,926	4,099	59,775	1,327	(167,562)	(3,535)	90,139	1,891
Class F-2	551,145	11,287	113,364	2,477	(274,668)	(5,705)	389,841	8,059
Class 529-A	106,546	2,226	91,346	2,027	(116,697)	(2,445)	81,195	1,808
Class 529-B	341	7	1,551	37	(8,171)	(182)	(6,279)	(138)
Class 529-C	32,830	734	28,787	683	(42,251)	(947)	19,366	470
Class 529-E	6,186	132	4,861	110	(6,858)	(147)	4,189	95
Class 529-F-1	17,050	353	7,763	171	(15,780)	(327)	9,033	197
Class R-1	8,027	178	3,930	93	(12,360)	(275)	(403)	(4)
Class R-2	148,953	3,305	69,391	1,633	(218,478)	(4,872)	(134)	66
Class R-2E	73	1	—	—	(10)	— [3]	63	1
Class R-3	198,149	4,222	78,595	1,783	(248,364)	(5,318)	28,380	687
Class R-4	180,779	3,752	69,524	1,540	(207,906)	(4,354)	42,397	938
Class R-5	122,897	2,496	43,649	943	(110,861)	(2,273)	55,685	1,166
Class R-6	611,527	12,665	188,059	4,106	(224,169)	(4,871)	575,417	11,900
Total net increase (decrease)	$4,172,830	86,862	$2,456,116	54,430	$(4,065,527)	(86,008)	$2,563,419	55,284

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,988,724,000 and $6,992,431,000, respectively, during the year ended September 30, 2016.

28	SMALLCAP World Fund

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments	Ratio of net income (loss) to average net assets
Class A:
Year ended 9/30/2016	$45.04	$.04	$4.99	$5.03	$—	$(2.83)	$(2.83)	$47.24	11.72%	$18,762	1.10%	1.10%	.08%
Year ended 9/30/2015	48.66	.04	1.09	1.13	—	(4.75)	(4.75)	45.04	2.25	16,882	1.07	1.07	.08
Year ended 9/30/2014	48.91	.01	2.17	2.18	—	(2.43)	(2.43)	48.66	4.43	16,857	1.07	1.07	.02
Year ended 9/30/2013	39.27	.06	10.12	10.18	(.54)	—	(.54)	48.91	26.29	16,454	1.13	1.13	.15
Year ended 9/30/2012	31.45	.08	7.85	7.93	(.11)	—	(.11)	39.27	25.26	13,557	1.14	1.14	.23
Class B:
Year ended 9/30/2016	41.32	(.30)	4.55	4.25	—	(2.83)	(2.83)	42.74	10.83	23	1.87	1.87	(.76)
Year ended 9/30/2015	45.33	(.32)	1.06	.74	—	(4.75)	(4.75)	41.32	1.49	65	1.83	1.83	(.72)
Year ended 9/30/2014	46.06	(.36)	2.06	1.70	—	(2.43)	(2.43)	45.33	3.66	121	1.83	1.83	(.77)
Year ended 9/30/2013	36.95	(.26)	9.56	9.30	(.19)	—	(.19)	46.06	25.29	185	1.89	1.89	(.63)
Year ended 9/30/2012	29.72	(.20)	7.43	7.23	—	—	—	36.95	24.33	214	1.90	1.90	(.58)
Class C:
Year ended 9/30/2016	40.73	(.29)	4.47	4.18	—	(2.83)	(2.83)	42.08	10.82	824	1.90	1.90	(.73)
Year ended 9/30/2015	44.77	(.32)	1.03	.71	—	(4.75)	(4.75)	40.73	1.45	847	1.87	1.87	(.73)
Year ended 9/30/2014	45.54	(.36)	2.02	1.66	—	(2.43)	(2.43)	44.77	3.61	892	1.87	1.87	(.79)
Year ended 9/30/2013	36.60	(.26)	9.45	9.19	(.25)	—	(.25)	45.54	25.26	920	1.93	1.93	(.65)
Year ended 9/30/2012	29.44	(.19)	7.35	7.16	—	—	—	36.60	24.32	779	1.93	1.93	(.56)
Class F-1:
Year ended 9/30/2016	44.60	.03	4.94	4.97	—	(2.83)	(2.83)	46.74	11.69	718	1.11	1.11	.07
Year ended 9/30/2015	48.23	.04	1.08	1.12	—	(4.75)	(4.75)	44.60	2.25	662	1.07	1.07	.08
Year ended 9/30/2014	48.51	—	2.15	2.15	—	(2.43)	(2.43)	48.23	4.42	624	1.09	1.09	—
Year ended 9/30/2013	38.94	.09	10.03	10.12	(.55)	—	(.55)	48.51	26.33	868	1.07	1.07	.21
Year ended 9/30/2012	31.18	.09	7.78	7.87	(.11)	—	(.11)	38.94	25.30	655	1.12	1.12	.25
Class F-2:
Year ended 9/30/2016	45.42	.16	5.05	5.21	—	(2.83)	(2.83)	47.80	12.03	2,118	.82	.82	.36
Year ended 9/30/2015	48.92	.17	1.08	1.25	—	(4.75)	(4.75)	45.42	2.50	1,487	.82	.82	.35
Year ended 9/30/2014	49.03	.15	2.17	2.32	—	(2.43)	(2.43)	48.92	4.72	1,208	.81	.81	.31
Year ended 9/30/2013	39.38	.21	10.12	10.33	(.68)	—	(.68)	49.03	26.68	629	.82	.82	.48
Year ended 9/30/2012	31.54	.20	7.86	8.06	(.22)	—	(.22)	39.38	25.69	344	.83	.83	.55
Class 529-A:
Year ended 9/30/2016	44.63	— [3]	4.94	4.94	—	(2.83)	(2.83)	46.74	11.64	1,024	1.17	1.17	— [4]
Year ended 9/30/2015	48.29	—	1.09	1.09	—	(4.75)	(4.75)	44.63	2.16	943	1.15	1.15	—
Year ended 9/30/2014	48.59	(.03)	2.16	2.13	—	(2.43)	(2.43)	48.29	4.37	933	1.15	1.15	(.05)
Year ended 9/30/2013	39.03	.04	10.05	10.09	(.53)	—	(.53)	48.59	26.18	884	1.19	1.19	.09
Year ended 9/30/2012	31.27	.07	7.80	7.87	(.11)	—	(.11)	39.03	25.22	689	1.19	1.19	.19
Class 529-B:
Year ended 9/30/2016	41.70	(.35)	4.59	4.24	—	(2.83)	(2.83)	43.11	10.74	4	1.99	1.99	(.87)
Year ended 9/30/2015	45.75	(.37)	1.07	.70	—	(4.75)	(4.75)	41.70	1.36	10	1.94	1.94	(.83)
Year ended 9/30/2014	46.52	(.42)	2.08	1.66	—	(2.43)	(2.43)	45.75	3.53	17	1.95	1.95	(.89)
Year ended 9/30/2013	37.30	(.30)	9.66	9.36	(.14)	—	(.14)	46.52	25.17	25	1.99	1.99	(.73)
Year ended 9/30/2012	30.03	(.23)	7.50	7.27	—	—	—	37.30	24.21	30	2.01	1.99	(.68)

See page 31 for footnotes.

SMALLCAP World Fund	29

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments		Ratio of net income (loss) to average net assets
Class 529-C:
Year ended 9/30/2016	$41.45	$(.31)	$4.54	$4.23	$—	$(2.83)	$(2.83)	$42.85	10.78%	$286		1.96%		1.96%		(.78)%
Year ended 9/30/2015	45.50	(.35)	1.05	.70	—	(4.75)	(4.75)	41.45	1.37	274		1.93		1.93		(.78)
Year ended 9/30/2014	46.27	(.40)	2.06	1.66	—	(2.43)	(2.43)	45.50	3.53	280		1.94		1.94		(.85)
Year ended 9/30/2013	37.20	(.29)	9.60	9.31	(.24)	—	(.24)	46.27	25.21	273		1.98		1.98		(.70)
Year ended 9/30/2012	29.95	(.21)	7.46	7.25	—	—	—	37.20	24.21	222		2.00		2.00		(.62)
Class 529-E:
Year ended 9/30/2016	43.63	(.09)	4.82	4.73	—	(2.83)	(2.83)	45.53	11.39	53		1.38		1.38		(.21)
Year ended 9/30/2015	47.41	(.11)	1.08	.97	—	(4.75)	(4.75)	43.63	1.95	49		1.38		1.38		(.23)
Year ended 9/30/2014	47.87	(.14)	2.11	1.97	—	(2.43)	(2.43)	47.41	4.10	49		1.39		1.39		(.30)
Year ended 9/30/2013	38.45	(.06)	9.91	9.85	(.43)	—	(.43)	47.87	25.90	48		1.43		1.43		(.15)
Year ended 9/30/2012	30.79	(.03)	7.70	7.67	(.01)	—	(.01)	38.45	24.90	38		1.45		1.45		(.07)
Class 529-F-1:
Year ended 9/30/2016	44.98	.09	4.99	5.08	—	(2.83)	(2.83)	47.23	11.85	90		.96		.96		.22
Year ended 9/30/2015	48.53	.11	1.09	1.20	—	(4.75)	(4.75)	44.98	2.42	83		.93		.93		.22
Year ended 9/30/2014	48.73	.08	2.15	2.23	—	(2.43)	(2.43)	48.53	4.57	80		.94		.94		.16
Year ended 9/30/2013	39.14	.13	10.07	10.20	(.61)	—	(.61)	48.73	26.43	73		.98		.98		.30
Year ended 9/30/2012	31.35	.14	7.83	7.97	(.18)	—	(.18)	39.14	25.51	53		.99		.99		.39
Class R-1:
Year ended 9/30/2016	41.85	(.28)	4.60	4.32	—	(2.83)	(2.83)	43.34	10.89	33		1.85		1.85		(.68)
Year ended 9/30/2015	45.85	(.31)	1.06	.75	—	(4.75)	(4.75)	41.85	1.48	36		1.82		1.82		(.68)
Year ended 9/30/2014	46.56	(.35)	2.07	1.72	—	(2.43)	(2.43)	45.85	3.66	39		1.82		1.82		(.74)
Year ended 9/30/2013	37.40	(.23)	9.66	9.43	(.27)	—	(.27)	46.56	25.37	42		1.84		1.84		(.57)
Year ended 9/30/2012	30.07	(.17)	7.50	7.33	—	—	—	37.40	24.38	37		1.86		1.86		(.50)
Class R-2:
Year ended 9/30/2016	41.85	(.27)	4.60	4.33	—	(2.83)	(2.83)	43.35	10.89	616		1.84		1.84		(.67)
Year ended 9/30/2015	45.84	(.29)	1.05	.76	—	(4.75)	(4.75)	41.85	1.53	632		1.79		1.79		(.65)
Year ended 9/30/2014	46.56	(.35)	2.06	1.71	—	(2.43)	(2.43)	45.84	3.64	689		1.83		1.83		(.75)
Year ended 9/30/2013	37.39	(.23)	9.67	9.44	(.27)	—	(.27)	46.56	25.41	736		1.83		1.83		(.55)
Year ended 9/30/2012	30.07	(.18)	7.50	7.32	—	—	—	37.39	24.34	647		1.89		1.89		(.52)
Class R-2E:
Year ended 9/30/2016	45.04	(.08)	4.94	4.86	—	(2.83)	(2.83)	47.07	11.32	6		1.51		1.51		(.20)
Year ended 9/30/2015	48.67	.01	1.11	1.12	—	(4.75)	(4.75)	45.04	2.23 [5]	—	[6]	1.26	[5]	1.26	[5]	.01 [5]
Period from 8/29/2014 to 9/30/2014[7,8]	50.83	(.01)	(2.15)	(2.16)	—	—	—	48.67	(4.25)[5,9]	—	[6]	.08	[5,9]	.08	[5,9]	(.01)[5,9]
Class R-3:
Year ended 9/30/2016	43.56	(.09)	4.81	4.72	—	(2.83)	(2.83)	45.45	11.41	783		1.39		1.39		(.22)
Year ended 9/30/2015	47.34	(.10)	1.07	.97	—	(4.75)	(4.75)	43.56	1.93	776		1.37		1.37		(.22)
Year ended 9/30/2014	47.79	(.14)	2.12	1.98	—	(2.43)	(2.43)	47.34	4.12	811		1.39		1.39		(.30)
Year ended 9/30/2013	38.39	(.05)	9.89	9.84	(.44)	—	(.44)	47.79	25.90	836		1.40		1.40		(.12)
Year ended 9/30/2012	30.73	(.02)	7.68	7.66	—	—	—	38.39	24.92	694		1.42		1.42		(.05)

30	SMALLCAP World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments		Ratio of net income (loss) to average net assets
Class R-4:
Year ended 9/30/2016	$44.71	$.04	$4.97	$5.01	$—	$(2.83)	$(2.83)	$46.89	11.76%		$764		1.07%		1.07%		.10%
Year ended 9/30/2015	48.33	.05	1.08	1.13	—	(4.75)	(4.75)	44.71	2.27		715		1.05		1.05		.10
Year ended 9/30/2014	48.59	.02	2.15	2.17	—	(2.43)	(2.43)	48.33	4.46		727		1.06		1.06		.03
Year ended 9/30/2013	39.03	.09	10.04	10.13	(.57)	—	(.57)	48.59	26.31		712		1.07		1.07		.21
Year ended 9/30/2012	31.25	.11	7.80	7.91	(.13)	—	(.13)	39.03	25.38		550		1.08		1.08		.30
Class R-5E:
Period from 11/20/2015 to 9/30/2016[7,10]	47.09	.12	2.92	3.04	—	(2.83)	(2.83)	47.30	7.01	[9]	—	[6]	.96	[11]	.95	[11]	.32	[11]
Class R-5:
Year ended 9/30/2016	45.94	.18	5.11	5.29	—	(2.83)	(2.83)	48.40	12.09		359		.77		.77		.41
Year ended 9/30/2015	49.39	.20	1.10	1.30	—	(4.75)	(4.75)	45.94	2.57		474		.75		.75		.40
Year ended 9/30/2014	49.46	.15	2.21	2.36	—	(2.43)	(2.43)	49.39	4.78		452		.76		.76		.29
Year ended 9/30/2013	39.71	.22	10.22	10.44	(.69)	—	(.69)	49.46	26.72		550		.77		.77		.51
Year ended 9/30/2012	31.80	.22	7.93	8.15	(.24)	—	(.24)	39.71	25.77		384		.78		.78		.60
Class R-6:
Year ended 9/30/2016	45.49	.21	5.06	5.27	—	(2.83)	(2.83)	47.93	12.15		3,403		.71		.71		.48
Year ended 9/30/2015	48.93	.22	1.09	1.31	—	(4.75)	(4.75)	45.49	2.63		2,269		.71		.71		.45
Year ended 9/30/2014	49.00	.21	2.15	2.36	—	(2.43)	(2.43)	48.93	4.82		1,859		.71		.71		.41
Year ended 9/30/2013	39.34	.25	10.12	10.37	(.71)	—	(.71)	49.00	26.80		1,206		.72		.72		.57
Year ended 9/30/2012	31.52	.24	7.84	8.08	(.26)	—	(.26)	39.34	25.79		768		.73		.73		.67

	Year ended September 30
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	29%	33%	38%	37%	35%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Amount less than $.01.
[4]	Amount less than .01%.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Not annualized.
[10]	Class R-5E shares were offered beginning November 20, 2015.
[11]	Annualized.

See Notes to Financial Statements

SMALLCAP World Fund	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 11, 2016

32	SMALLCAP World Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2016, through September 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SMALLCAP World Fund	33

	Beginning	Ending
	account value	account value	Expenses paid	Annualized
	4/1/2016	9/30/2016	during period*	expense ratio
Class A - actual return	$1,000.00	$1,114.68	$5.83	1.10%
Class A - assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class B - actual return	1,000.00	1,110.43	9.89	1.87
Class B - assumed 5% return	1,000.00	1,015.69	9.45	1.87
Class C - actual return	1,000.00	1,110.28	10.00	1.89
Class C - assumed 5% return	1,000.00	1,015.59	9.55	1.89
Class F-1 - actual return	1,000.00	1,114.70	5.88	1.11
Class F-1 - assumed 5% return	1,000.00	1,019.50	5.62	1.11
Class F-2 - actual return	1,000.00	1,116.32	4.35	.82
Class F-2 - assumed 5% return	1,000.00	1,020.96	4.15	.82
Class 529-A - actual return	1,000.00	1,114.47	6.15	1.16
Class 529-A - assumed 5% return	1,000.00	1,019.25	5.87	1.16
Class 529-B - actual return	1,000.00	1,109.95	10.42	1.97
Class 529-B - assumed 5% return	1,000.00	1,015.19	9.95	1.97
Class 529-C - actual return	1,000.00	1,110.11	10.26	1.94
Class 529-C - assumed 5% return	1,000.00	1,015.34	9.80	1.94
Class 529-E - actual return	1,000.00	1,113.21	7.26	1.37
Class 529-E - assumed 5% return	1,000.00	1,018.20	6.93	1.37
Class 529-F-1 - actual return	1,000.00	1,115.48	5.04	.95
Class 529-F-1 - assumed 5% return	1,000.00	1,020.31	4.81	.95
Class R-1 - actual return	1,000.00	1,110.72	9.74	1.84
Class R-1 - assumed 5% return	1,000.00	1,015.84	9.30	1.84
Class R-2 - actual return	1,000.00	1,110.97	9.58	1.81
Class R-2 - assumed 5% return	1,000.00	1,015.99	9.15	1.81
Class R-2E - actual return	1,000.00	1,112.50	8.10	1.53
Class R-2E - assumed 5% return	1,000.00	1,017.40	7.74	1.53
Class R-3 - actual return	1,000.00	1,113.43	7.31	1.38
Class R-3 - assumed 5% return	1,000.00	1,018.15	6.98	1.38
Class R-4 - actual return	1,000.00	1,114.86	5.73	1.08
Class R-4 - assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class R-5E - actual return	1,000.00	1,115.57	5.09	.96
Class R-5E - assumed 5% return	1,000.00	1,020.26	4.86	.96
Class R-5 - actual return	1,000.00	1,116.49	4.09	.77
Class R-5 - assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-6 - actual return	1,000.00	1,117.01	3.77	.71
Class R-6 - assumed 5% return	1,000.00	1,021.51	3.60	.71

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

34	SMALLCAP World Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2016:

Foreign taxes	$0.03 per share
Foreign source income	$0.42 per share
Long-term capital gains	$1,672,921,000
Qualified dividend income	100%
Corporate dividends received deduction	100%
U.S. government income that may be exempt from state taxation	$521,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2017, to determine the calendar year amounts to be included on their 2016 tax returns. Shareholders should consult their tax advisors.

SMALLCAP World Fund	35

Approval of Investment Advisory and Service Agreement

The SMALLCAP World Fund board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2017. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of long term growth of capital. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2016. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes and an average, including the MSCI All Country World Small Cap Index, Lipper Global Small-/Mid-Cap Funds Index and Lipper Global Small-/ Mid-Cap Funds Average. They noted that the investment results of the fund generally compared favorably to the results of these indexes/average for the lifetime period, 20-year period, 10-year period, and five-year period (where data comparisons are available), while recognizing that none of the indexes/average is a perfect comparison given the Fund’s distinguishing characteristics. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Small-/Mid-Cap Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

36	SMALLCAP World Fund

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

SMALLCAP World Fund	37

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Ronald P. Badie, 1942	2010	Retired; former Vice Chairman, Deutsche Bank Alex. Brown (retired 2002)	3	Amphenol Corporation; Nautilus, Inc.
Joseph C. Berenato, 1946	2000	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	Ducommun Incorporated
Louise H. Bryson, 1944	2010	Chair Emerita of the Board of Trustees, J. Paul Getty Trust; former President, Distribution, Lifetime Entertainment Network (retired 2008); former Executive Vice President and General Manager, Lifetime Movie Network (retired 2008)	7	None
Robert J. Denison, 1941	2010	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947 Chairman of the Board (Independent and Non-Executive)	2008	Founder and President, MAD Ink (communications company)	10	None
John G. Freund, 1953	2000	Founder and Managing Director, Skyline Ventures (venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; Proteon Therapeutics, Inc.; Tetraphase Pharmaceuticals, Inc.
Linda Griego, 1947	2015	President and CEO, Griego Enterprises, Inc. (business management company)	7	AECOM Technology Corporation; CBS Corporation
Leonade D. Jones, 1947	1995	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
William H. Kling, 1942	1990	President Emeritus and former CEO, American Public Media	10	None
Kenneth M. Simril, 1965	2016	President and CEO, Fleischmann’s Ingredients and SCI Ingredients Holdings, Inc. (food manufacturing)	3	None
Christopher E. Stone, 1956	2007	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Jonathan Knowles, PhD, 1961 Vice Chairman of the Board	2000	Partner — Capital World Investors, Capital International, Inc.;[7] Director, The Capital Group Companies, Inc.[7]	1	None
Gregory W. Wendt, 1961 President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company	1	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

38	SMALLCAP World Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Paul F. Roye, 1953 Executive Vice President	2007	Director, Capital Research and Management Company; Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
Brady L. Enright, 1967 Senior Vice President	2004	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
J. Blair Frank, 1966 Senior Vice President	1999	Partner — Capital Research Global Investors, Capital Research and Management Company
Lawrence Kymisis, 1970 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Research Company[7]
Julian N. Abdey, 1972 Vice President	2014	Partner — Capital World Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Vice President	2007	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Bradford F. Freer, 1969 Vice President	2008	Partner — Capital World Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2014	Vice President — Fund Business Management Group, Capital Research and Management Company
Kimberley H. Monasterio, 1963 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Julie E. Lawton, 1973 Assistant Secretary	2010	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research Company[7]
Brian C. Janssen, 1972 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2011	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors/trustees and/or officers listed, with the exception of Julian N. Abdey, J. Blair Frank and Lawrence Kymisis, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

SMALLCAP World Fund	39

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel

Dechert LLP

One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	SMALLCAP World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2016, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The American Funds Advantage®

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 95% of 20-year periods. Our fixed income funds have beaten their Lipper indexes in 58% of 10-year periods and 58% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2015.
[2]	Based on Class A share results for rolling periods through December 31, 2015. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 68% of the time, based on the 20-year period ended December 31, 2015, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2015	$159,000
2016	$169,000

b) Audit-Related Fees:
2015	$ 10,000
2016	$ 9,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	$ 34,000
2016	$ 56,000

The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2015	None
2016	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2015	$1,148,000
2016	$1,169,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2015	None
2016	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2015	$ 5,000
2016	$ 3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,487,000 for fiscal year 2015 and $1,286,000 for fiscal year 2016. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®
Investment portfolio
September 30, 2016
Common stocks 91.62% Consumer discretionary 17.71%	Shares	Value (000)
Domino’s Pizza, Inc.[1]	2,828,769	$429,549
GVC Holdings PLC[1,2]	19,280,894	185,433
Dollarama Inc.	2,005,000	156,540
Lions Gate Entertainment Corp.[1]	7,751,786	154,958
Seria Co., Ltd.[2]	1,425,324	115,492
YOOX Net-A-Porter Group SPA[2,3]	3,627,000	112,384
AA PLC[2]	28,448,238	109,034
Ted Baker PLC[1,2]	3,340,342	106,681
Matahari Department Store Tbk PT2	73,537,800	104,390
Ladbrokes PLC[1,2]	55,522,600	100,752
POYA International Co., Ltd.[1,2]	6,735,908	100,313
Paddy Power Betfair PLC[2]	886,051	100,231
BCA Marketplace PLC[1,2]	42,870,000	100,019
Domino’s Pizza Enterprises Ltd.[2]	1,848,956	99,831
ASOS PLC[2,3]	1,491,741	93,756
Brinker International, Inc.	1,660,500	83,739
Taiwan Paiho Ltd.[1,2]	22,578,000	81,064
zooplus AG, non-registered shares[1,2,3]	558,778	80,976
Cedar Fair, LP	1,340,000	76,769
Jin Co., Ltd.[1,2]	1,608,000	74,525
Belmond Ltd., Class A3	5,854,000	74,404
Entertainment One Ltd.[1,2]	25,150,631	73,804
Sleep Country Canada Holdings Inc.[1]	3,011,253	71,474
Planet Fitness, Inc., Class A3	3,558,286	71,415
Mr Price Group Ltd.[2]	6,304,626	69,811
Gentex Corp.	3,909,134	68,644
Penske Automotive Group, Inc.	1,342,500	64,682
Crompton Greaves Consumer Electricals Ltd.[2,3]	27,770,000	64,445
Five Below, Inc.[3]	1,577,000	63,537
Evolution Gaming Group AB1,2	1,943,200	63,249
Tesla Motors, Inc.[3]	303,200	61,862
Jumbo SA2	4,942,964	61,673
Installed Building Products, Inc.[1,3]	1,704,039	61,124
Beauty Community PCL[1,2]	217,500,000	60,176
Newell Rubbermaid Inc.	1,115,212	58,727
Tele Columbus AG1,2,3	6,696,000	58,353
TopBuild Corp.[3]	1,745,000	57,934
Eclat Textile Co., Ltd.[2]	4,162,840	49,897
Greene King PLC[2]	4,931,618	49,544
Cyrela Brazil Realty SA, ordinary nominative	15,459,700	48,630
Cie. Plastic Omnium SA2	1,295,995	42,977
Ctrip.com International, Ltd. (ADR)[3]	918,500	42,775
Nord Anglia Education, Inc.[3]	1,910,000	41,600
Melco International Development Ltd.[2]	30,379,000	40,256
Page Industries Ltd.[2]	162,500	36,941
Nien Made Enterprise Co., Ltd.[2]	2,841,000	36,810
Ace Hardware Indonesia Tbk PT2	547,245,700	36,764
SMALLCAP World Fund — Page 1 of 15

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Tiffany & Co.	499,000	$36,242
Estácio Participações SA, ordinary nominative	6,425,000	35,186
Moncler SpA[2]	2,056,400	35,087
ASKUL Corp.[2]	905,000	34,362
Century Communities, Inc.[1,3]	1,576,000	33,900
TOD’S SpA[2]	641,500	33,869
Eros International PLC, Class A3	1,871,666	28,674
Eros International PLC, Class A2,3,4	216,500	3,018
Brunello Cucinelli SpA[2]	1,608,281	31,261
Inchcape PLC[2]	3,551,460	30,312
TAKKT AG2	1,302,278	29,203
Daily Mail and General Trust PLC, Class A, non-voting[2]	2,971,000	28,670
Chow Sang Sang Holdings International Ltd.[2]	15,940,000	28,199
Spin Master Corp., subordinate voting shares[3]	1,159,000	27,660
DineEquity, Inc.	341,600	27,051
ClubCorp Holdings, Inc.	1,868,000	27,030
Six Flags Entertainment Corp.	500,000	26,805
KB Home	1,627,000	26,227
Blue Nile, Inc.[1]	753,000	25,918
Stella International Holdings Ltd.[2]	14,963,000	25,682
Kyoritsu Maintenance Co.,Ltd.[2]	409,700	25,595
ServiceMaster Global Holdings, Inc.[3]	753,000	25,361
B2W - Cia. Digital, ordinary nominative[3]	5,162,015	25,317
CalAtlantic Group, Inc.	750,800	25,107
World Wrestling Entertainment, Inc., Class A	1,140,000	24,282
Grand Canyon Education Inc.[3]	593,000	23,951
Titan Co. Ltd.[2]	3,760,000	22,355
Zhongsheng Group Holdings Ltd.[2]	22,854,000	21,812
Lands’ End, Inc.[3]	1,504,000	21,808
Cox & Kings Ltd.[2]	6,500,000	21,654
Texas Roadhouse, Inc.	547,440	21,367
M.D.C. Holdings, Inc.	790,000	20,382
Cavco Industries, Inc.[3]	204,000	20,206
Ocado Group PLC[2,3]	5,703,000	19,552
I.T Limited[2]	57,710,000	18,819
Chipotle Mexican Grill, Inc.[3]	39,890	16,893
Tarena International, Inc., Class A (ADR)	1,162,398	16,832
DO & CO AG, non-registered shares[2]	205,755	16,820
Lennar Corp., Class A	394,000	16,682
GfK SE2	463,000	16,131
Valeo SA, non-registered shares[2]	258,000	15,045
D.R. Horton, Inc.	490,000	14,798
Whistler Blackcomb Holdings Inc.	508,900	14,507
TravelCenters of America LLC[1,3]	2,023,750	14,490
Hathway Cable and Datacom Ltd.[2,3]	35,876,000	14,160
Techtronic Industries Co. Ltd.[2]	3,570,000	14,000
Mulberry Group PLC[2]	931,173	13,218
Melco Crown Entertainment Ltd. (ADR)	800,000	12,888
Minor International PCL, non-voting depositary receipt (Thailand)[2]	11,350,000	12,832
Hankook Tire Co., Ltd.[2]	233,473	12,620
Nokian Renkaat Oyj[2]	326,850	11,914
Mothercare PLC[2,3]	7,619,327	11,693
Wowprime Corp.[2]	2,928,000	11,305
SHW AG, non-registered shares[2]	300,000	11,052
HUGO BOSS AG2	195,848	10,831
SMALLCAP World Fund — Page 2 of 15

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Talwalkars Better Value Fitness Ltd.[1,2]	2,389,000	$9,948
Toll Brothers, Inc.[3]	300,000	8,958
American Axle & Manufacturing Holdings, Inc.[3]	505,000	8,696
William Hill PLC[2]	2,047,800	8,074
Euromoney Institutional Investor PLC[2]	547,000	7,863
POLYTEC Holding AG, non-registered shares[2]	834,369	7,489
Cabela’s Inc.[3]	128,400	7,053
Samsonite International SA2	2,175,000	6,992
Sitoy Group Holdings Ltd.[2]	18,291,800	6,902
L’Occitane International SA2	3,212,051	6,415
Papa Murphy’s Holdings, Inc.[3]	800,000	5,160
Central European Media Enterprises Ltd., Class A3	2,220,000	5,128
Premium Leisure Corp.[2]	242,500,000	5,106
SSI Group, Inc.[2,3]	54,000,000	3,175
China Zenix Auto International Ltd. (ADR)[3]	2,152,000	2,647
Ten Alps PLC[2,3]	343,900	4
Five Star Travel Corp.[2,3,4]	96,033	1
Phorm Corp. Ltd.[2,3]	43,390,000	—
		5,288,190
Health care 16.66%
Incyte Corp.[3]	3,497,991	329,826
Molina Healthcare, Inc.[1,3]	4,526,000	263,956
GW Pharmaceuticals PLC (ADR)[1,3]	1,976,400	262,328
China Biologic Products, Inc.[1,3]	1,682,523	209,440
Insulet Corp.[1,3]	3,921,000	160,526
NuVasive, Inc.[3]	2,199,400	146,612
Zeltiq Aesthetics, Inc.[1,3]	3,122,044	122,447
Sysmex Corp.[2]	1,643,000	121,724
Centene Corp.[3]	1,709,439	114,464
bluebird bio, Inc.[3]	1,619,352	109,760
athenahealth, Inc.[3]	866,310	109,259
Hikma Pharmaceuticals PLC[2]	4,155,953	108,771
Intuitive Surgical, Inc.[3]	135,000	97,852
WellCare Health Plans, Inc.[3]	825,000	96,599
Kite Pharma, Inc.[3]	1,677,562	93,709
Vitrolife AB1,2	1,387,559	87,992
CONMED Corp.[1]	2,141,654	85,795
Diplomat Pharmacy, Inc.[3]	3,017,600	84,523
Brookdale Senior Living Inc.[3]	4,750,000	82,888
Prothena Corp. PLC[3]	1,323,114	79,347
Illumina, Inc.[3]	425,700	77,333
Myriad Genetics, Inc.[1,3]	3,712,256	76,398
Dechra Pharmaceuticals PLC[2]	4,099,442	74,017
Patheon N.V.[3]	2,451,000	72,623
Genomma Lab Internacional, SAB de CV, Series B1,3	67,483,000	70,581
Fleury SA, ordinary nominative	5,965,000	70,340
Spire Healthcare Group PLC[2]	13,379,001	68,428
Teleflex Inc.	383,700	64,481
Glaukos Corp.[1,3]	1,706,070	64,387
Sawai Pharmaceutical Co., Ltd.[2]	887,900	63,008
Teladoc, Inc.[1,3]	3,295,269	60,336
Integra LifeSciences Holdings Corp.[3]	728,000	60,096
Ultragenyx Pharmaceutical Inc.[3]	835,807	59,292
Neurocrine Biosciences, Inc.[3]	1,166,000	59,046
SMALLCAP World Fund — Page 3 of 15

Common stocks Health care (continued)	Shares	Value (000)
Fisher & Paykel Healthcare Corp. Ltd.[2]	7,656,658	$55,936
INC Research Holdings, Inc., Class A3	1,216,000	54,209
Hologic, Inc.[3]	1,277,600	49,609
BioMarin Pharmaceutical Inc.[3]	531,500	49,174
Galapagos NV2,3	755,735	48,698
Natera, Inc.[1,3]	4,099,803	45,549
Axovant Sciences Ltd.[3]	3,176,800	44,475
Sartorius AG, non-registered shares, non-voting preferred[2]	517,372	43,060
Nakanishi Inc.[2]	1,172,000	42,572
EXACT Sciences Corp.[3]	2,154,070	40,001
Alnylam Pharmaceuticals, Inc.[3]	573,700	38,885
ACADIA Pharmaceuticals Inc.[3]	1,138,000	36,200
Agios Pharmaceuticals, Inc.[3]	663,000	35,020
Monash IVF Group Ltd.[1,2]	18,520,000	34,914
Flexion Therapeutics, Inc.[1,3]	1,723,051	33,668
Tong Ren Tang Technologies Co., Ltd., Class H2	16,820,000	32,600
Adaptimmune Therapeutics PLC (ADR)[1,3]	4,601,000	32,437
Capio AB2	5,723,608	31,893
Intercept Pharmaceuticals, Inc.[3]	185,137	30,472
Genmab A/S2,3	165,000	28,275
Virbac SA2,3	169,500	28,272
Virtus Health Ltd.[1,2]	4,603,000	27,193
Team Health Holdings, Inc.[3]	832,700	27,113
Eurofins Scientific SE, non-registered shares[2]	59,500	27,027
Healthscope Ltd.[2]	11,365,000	26,926
QIAGEN NV2,3	968,751	26,671
Gerresheimer AG, non-registered shares[2]	310,000	26,342
Spark Therapeutics, Inc.[3]	403,020	24,205
Divi’s Laboratories Ltd.[2]	1,124,952	21,872
Wright Medical Group, Inc.[3]	879,857	21,583
Acerta Pharma BV2,3,5	195,556,815	18,839
Novadaq Technologies Inc.[3]	1,591,773	18,417
Seres Therapeutics, Inc.[3]	1,337,000	16,432
Krka, dd, Novo mesto[2]	231,262	16,093
Grifols, SA, Class B (ADR)	616,400	9,844
Grifols, SA, Class A, non-registered shares[2]	270,000	5,817
Harmonicare Medical Holdings Ltd.[2]	24,942,000	15,013
Penumbra, Inc.[3]	194,244	14,761
NantKwest, Inc.[3]	1,887,290	14,683
Juno Therapeutics, Inc.[3]	470,501	14,120
Asahi Intecc Co., Ltd.[2]	280,000	12,809
Mitra Keluarga Karyasehat Tbk PT2	52,500,000	11,213
Xenon Pharmaceuticals Inc.[1,3]	1,030,000	8,343
Endo International PLC[3]	388,481	7,828
Fluidigm Corp.[3]	800,000	6,408
Mesoblast Ltd.[2,3]	6,200,000	5,338
Mesoblast Ltd. (ADR)[3]	80,000	345
AbbVie Inc.[2,4]	55,930	3,422
Neovasc Inc. (CAD denominated)[1,3]	3,474,667	1,774
		4,974,534
Information technology 14.14%
DeNA Co., Ltd.[1,2]	8,201,010	297,406
Qorvo, Inc.[3]	3,884,370	216,515
AAC Technologies Holdings Inc.[2]	17,790,500	180,151
SMALLCAP World Fund — Page 4 of 15

Common stocks Information technology (continued)	Shares	Value (000)
Finisar Corp.[1,3]	5,729,000	$170,724
Zynga Inc., Class A3	54,170,000	157,635
Vanguard International Semiconductor Corp.[1,2]	83,546,386	157,334
Globant SA1,3	2,717,510	114,461
Kakaku.com, Inc.[2]	5,997,300	108,289
Inphi Corp.[1,3]	2,459,199	107,000
EPAM Systems, Inc.[3]	1,443,994	100,083
Zoopla Property Group PLC[1,2]	23,652,006	99,612
Halma PLC[2]	6,749,967	91,777
Quotient Technology Inc.[1,3]	6,711,613	89,332
Dolby Laboratories, Inc., Class A	1,471,900	79,909
Zebra Technologies Corp., Class A3	1,129,300	78,611
CDW Corp.	1,660,000	75,912
eMemory Technology Inc.[1,2]	6,146,000	65,828
NCC Group PLC[1,2]	14,386,000	65,374
RingCentral, Inc., Class A3	2,648,604	62,666
Topcon Corp.[2]	4,363,110	62,255
Wix.com Ltd.[3]	1,400,000	60,802
Hermes Microvision Inc.[2]	1,391,364	60,204
Paycom Software, Inc.[3]	1,199,028	60,107
Interactive Intelligence Group, Inc.[3]	991,000	59,599
VTech Holdings Ltd.[2]	5,185,500	59,289
Hamamatsu Photonics KK2	1,916,930	58,892
Sunny Optical Technology (Group) Co., Ltd.[2]	11,809,000	58,773
Cypress Semiconductor Corp.	4,704,000	57,201
Lumentum Holdings Inc.[3]	1,257,100	52,509
MercadoLibre, Inc.	281,000	51,977
Nemetschek AG2	795,300	48,733
ON Semiconductor Corp.[3]	3,937,656	48,512
TravelSky Technology Ltd., Class H2	19,960,000	47,643
Silicon Laboratories Inc.[3]	767,138	45,108
SUNeVision Holdings Ltd.[2]	89,854,000	43,661
Moneysupermarket.com Group PLC[2]	11,036,000	42,982
Semiconductor Manufacturing International Corp.[2,3]	378,160,068	42,401
Rightmove PLC[2]	763,000	41,754
Syntel, Inc.[3]	987,043	41,367
Palo Alto Networks, Inc.[3]	241,300	38,446
Yandex NV, Class A3	1,822,716	38,368
Autodesk, Inc.[3]	530,000	38,335
RIB Software AG1,2	2,904,993	35,766
Cognex Corp.	661,202	34,951
Gogo Inc.[3]	3,090,000	34,114
Cray Inc.[3]	1,432,827	33,729
Actua Corp[1,3]	2,602,000	33,696
OBIC Co., Ltd.[2]	632,500	33,650
Tobii AB2,3	3,890,000	32,535
istyle Inc.[1,2]	3,832,900	31,165
ASM Pacific Technology Ltd.[2]	3,720,000	30,739
58.com Inc., Class A (ADR)[3]	610,000	29,073
Trimble Navigation Ltd.[3]	840,000	23,990
Viavi Solutions Inc.[3]	3,184,000	23,530
Sonus Networks, Inc.[1,3]	2,875,200	22,369
Criteo SA (ADR)[3]	635,000	22,295
Hana Microelectronics PCL[2]	23,935,000	22,002
CoStar Group, Inc.[3]	100,000	21,653
SMALLCAP World Fund — Page 5 of 15

Common stocks Information technology (continued)	Shares	Value (000)
carsales.com Ltd.[2]	2,223,000	$20,454
MagnaChip Semiconductor Corp.[1,3]	2,355,000	19,641
Auto Trader Group plc[2]	3,674,700	19,314
Zillow Group, Inc., Class C, non-voting[3]	525,000	18,191
Siltronic AG2,3	680,500	17,959
Semtech Corp.[3]	620,000	17,193
YY Inc., Class A (ADR)[3]	306,000	16,304
AIXTRON SE2,3	2,434,518	14,785
GrubHub Inc.[3]	342,625	14,729
Ellie Mae, Inc.[3]	125,000	13,162
Alten SA, non-registered shares[2]	183,500	12,830
GoldMoney Inc.[1,3]	3,531,100	12,085
CPI Card Group Inc.	1,953,264	11,798
Veeco Instruments Inc.[3]	600,000	11,778
Ultimate Software Group, Inc.[3]	55,700	11,385
QIWI PLC, Class B (ADR)	693,000	10,145
Meyer Burger Technology AG2,3	2,593,444	8,837
Monster Worldwide, Inc.[3]	2,305,000	8,321
iEnergizer Ltd.[2,3]	7,650,500	7,677
KPIT Technologies Ltd.[2]	3,978,896	7,433
Ixia[3]	421,760	5,272
		4,222,087
Industrials 11.32%
Hoshizaki Electric Co., Ltd.[2]	1,895,100	173,095
ITT Corp.	3,580,000	128,307
Loomis AB, Class B2	4,019,042	124,086
Oshkosh Corp.	2,105,000	117,880
Kirby Corp.[3]	1,747,000	108,594
NIBE Industrier AB, Class B2	11,580,000	102,997
Havells India Ltd.[2]	16,048,000	101,115
King Slide Works Co., Ltd.[1,2]	7,623,000	98,787
IMCD Group BV2	2,088,484	91,721
MonotaRO Co., Ltd.[2]	3,191,800	85,756
IDEX Corp.	875,000	81,874
ABM Industries Inc.	2,040,400	81,004
TechnoPro Holdings, Inc.[1,2]	2,125,000	80,047
Bravida Holding AB1,2	11,545,792	76,729
Continental Building Products, Inc.[1,3]	3,330,700	69,911
BELIMO Holding AG2	20,980	69,156
Spirit Airlines, Inc.[3]	1,528,000	64,986
PARK24 Co., Ltd.[2]	1,968,500	63,963
NORMA Group SE, non-registered shares[2]	1,174,339	60,417
Clean Harbors, Inc.[3]	1,191,500	57,168
Masco Corp.	1,625,000	55,754
TransDigm Group Inc.[3]	190,000	54,933
Wizz Air Holdings PLC[2,3]	2,577,300	54,785
Exponent, Inc.	1,070,000	54,634
Watsco, Inc.	350,000	49,315
Grupo Aeroportuario del Pacífico SAB de CV	5,094,455	48,373
Landstar System, Inc.	691,000	47,043
Univar Inc.[3]	2,076,000	45,361
Grupo Aeroportuario del Centro Norte, SAB de CV, Series B	7,234,000	42,655
Mobile Mini, Inc.	1,400,000	42,280
Waste Connections, Inc.	560,000	41,832
SMALLCAP World Fund — Page 6 of 15

Common stocks Industrials (continued)	Shares	Value (000)
Stabilus SA, non-registered shares[2,3]	742,000	$41,755
Boyd Group Income Fund	654,500	40,843
Johnson Electric Holdings Ltd.[2]	15,754,875	40,456
Generac Holdings Inc.[3]	1,019,500	37,008
Elementia, SAB de CV3	32,490,645	34,318
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares[2]	1,535,000	34,245
Rockwool International A/S, Class B2	188,600	34,008
Graco Inc.	458,000	33,892
Miura Co., Ltd.[2]	1,672,800	33,501
SEEK Ltd.[2]	2,800,000	33,444
Carborundum Universal Ltd.[2]	7,985,000	32,762
American Airlines Group Inc.	872,000	31,924
KEYW Holding Corp.[1,3]	2,836,400	31,314
Amara Raja Batteries Ltd.[2]	1,973,886	30,112
Rheinmetall AG2	411,000	28,606
Dätwyler Holding Inc., non-registered shares[2]	189,150	27,258
Unique Engineering and Construction PCL[2]	51,351,000	24,558
XP Power Ltd.[1,2]	1,140,000	24,454
WageWorks, Inc.[3]	400,000	24,364
LT Group, Inc.[2]	76,014,300	24,043
AKR Corporindo Tbk PT2	47,774,300	23,703
Talgo SA2,3	4,801,654	23,296
Flughafen Zürich AG2	119,000	23,230
Teleperformance SA2	204,247	21,781
Alliance Global Group, Inc.[2]	66,295,000	21,709
Spirax-Sarco Engineering PLC[2]	351,000	20,471
Gujarat Pipavav Port Ltd.[2]	7,189,000	18,873
Valmont Industries, Inc.	135,000	18,167
Geberit AG2	41,000	17,944
USG Corp.[3]	689,912	17,834
PayPoint PLC[2]	1,220,000	16,321
Takeuchi Mfg. Co., Ltd.[2]	802,100	13,523
The Brink’s Co.	351,000	13,015
Moog Inc., Class A3	208,500	12,414
Chart Industries, Inc.[3]	350,000	11,490
J. Kumar Infraprojects Ltd.[1,2]	4,092,000	11,255
Bossard Holding AG2	85,062	11,199
COSCO International Holdings Ltd.[2]	24,536,000	11,063
BMC Stock Holdings, Inc.[3]	579,222	10,270
Nabtesco Corp.[2]	350,000	9,909
Briggs & Stratton Corp.	500,000	9,325
CIMC Enric Holdings Ltd.[2]	19,998,000	8,722
Kornit Digital Ltd.[3]	900,000	8,442
Duerr AG2	68,331	5,737
TD Power Systems Ltd.[2]	1,009,087	2,756
		3,379,872
Financials 8.96%
Kotak Mahindra Bank Ltd.[2]	20,057,040	234,722
Validus Holdings, Ltd.	3,033,000	151,104
Essent Group Ltd.[3]	4,177,925	111,175
MarketAxess Holdings Inc.	660,000	109,289
Umpqua Holdings Corp.	7,004,541	105,418
GT Capital Holdings, Inc.[2]	3,485,200	103,359
VZ Holding AG2	363,400	101,759
SMALLCAP World Fund — Page 7 of 15

Common stocks Financials (continued)	Shares	Value (000)
Bajaj Finance Ltd.[2]	6,087,160	$97,039
Indiabulls Housing Finance Ltd.[2]	7,725,000	96,399
Financial Engines, Inc.[1]	3,137,000	93,200
First Republic Bank	1,141,825	88,046
Shriram Transport Finance Co. Ltd.[2]	4,428,739	77,564
Kemper Corp.	1,884,000	74,079
SVB Financial Group[3]	652,500	72,127
Webster Financial Corp.	1,897,000	72,105
Capitec Bank Holdings Ltd.[2]	1,291,983	60,572
Great Western Bancorp, Inc.	1,805,000	60,143
Chemical Financial Corp.	1,332,450	58,801
PacWest Bancorp	1,238,491	53,144
Avanza Bank Holding AB2	1,325,768	52,352
CenterState Banks, Inc.[1]	2,758,399	48,906
First Hawaiian, Inc.[3]	1,641,087	44,080
City Union Bank Ltd.[2]	19,961,217	39,672
Trupanion, Inc.[1,3]	2,290,500	38,710
Redwood Trust, Inc.	2,562,000	36,278
Janus Capital Group Inc.	2,543,000	35,627
Endurance Specialty Holdings Ltd.	524,000	34,296
GRUH Finance Ltd.[2]	6,900,000	34,000
Cathay General Bancorp, Inc.	1,075,167	33,094
Deutsche Pfandbriefbank AG2	3,330,068	31,129
EFG International AG2	5,937,108	29,100
Mercury General Corp.	500,000	27,425
Onex Corp.	400,000	25,760
RenaissanceRe Holdings Ltd.	205,000	24,633
Inversiones La Construcción SA	2,141,182	24,611
Greenhill & Co., Inc.	885,500	20,871
Cerved Information Solutions SPA, non-registered shares[2]	2,458,010	20,796
CRISIL Ltd.[2]	570,000	19,129
Signature Bank[3]	157,800	18,691
WisdomTree Investments, Inc.	1,810,000	18,625
ICRA Ltd.[2]	291,264	17,269
Eurobank Ergasias SA2,3	29,592,819	16,984
Numis Corp. PLC[2]	5,663,282	16,091
National Bank of Pakistan[2]	22,545,000	15,824
PSG Group Ltd.[2]	1,075,000	15,750
Permanent TSB Group Holdings PLC[2,3]	6,457,000	14,906
Cascade Bancorp[3]	2,450,962	14,853
Altisource Residential Corp.	1,324,678	14,439
Boston Private Financial Holdings, Inc.	1,110,000	14,241
Clifton Bancorp Inc.	816,606	12,486
Moelis & Co., Class A	422,000	11,348
Habib Bank Ltd.[2]	5,000,000	10,593
Bank of Ireland[2,3]	45,456,798	9,462
Bolsas y Mercados Españoles, Sociedad Holding de Mercados y Sistemas Financieros, SA2	230,000	6,833
BankUnited, Inc.	190,200	5,744
		2,674,653
Consumer staples 6.06%
Emmi AG1,2	270,100	184,747
Raia Drogasil SA, ordinary nominative	7,917,574	161,363
Lion Corp.[2]	7,637,000	123,531
Sprouts Farmers Market, Inc.[3]	5,862,600	121,063
SMALLCAP World Fund — Page 8 of 15

Common stocks Consumer staples (continued)	Shares	Value (000)
Pinnacle Foods Inc.	2,389,050	$119,859
COSMOS Pharmaceutical Corp.[2]	515,200	110,525
SalMar ASA[2]	2,231,000	68,228
Glanbia PLC[2]	3,503,200	67,392
Puregold Price Club, Inc.[2]	67,573,800	59,220
Greencore Group PLC[2]	12,964,272	56,376
TreeHouse Foods, Inc.[3]	625,000	54,494
Refresco Gerber NV2	3,169,045	52,669
Ariake Japan Co., Ltd.[2]	920,000	49,601
Coca-Cola Icecek AS, Class C2	3,758,000	45,763
Treasury Wine Estates Ltd.[2]	5,236,087	44,307
Herbalife Ltd.[3]	685,000	42,463
CCL Products (India) Ltd.[1,2]	9,479,102	37,248
Davide Campari-Milano SpA[2]	3,150,000	35,489
BGFretail Co., Ltd.[2]	168,000	29,587
Stock Spirits Group PLC[1,2]	14,404,674	28,799
Scandinavian Tobacco Group A/S2	1,644,000	28,062
Hypermarcas SA, ordinary nominative	3,126,077	26,790
Emami Ltd.[2]	1,513,000	26,700
Milbon Co., Ltd.[2]	535,000	26,236
Kernel Holding SA2	1,642,578	25,406
Lenta Ltd. (GDR)[2,3]	2,422,000	19,618
Lenta Ltd. (GDR)[2,3,4]	530,900	4,300
Karex Bhd.[2]	35,044,875	20,866
Emperador Inc.[2]	135,870,000	20,270
Hyundai Department Store Co., Ltd.[2]	186,000	20,025
Super Group Ltd.[2]	29,544,100	17,281
Del Monte Pacific Ltd.[2]	66,733,314	16,654
Philip Morris CR as2	32,000	16,496
Delfi Ltd.[2]	9,182,500	14,052
Ezaki Glico Co., Ltd.[2]	188,000	11,384
Blue Buffalo Pet Products, Inc.[3]	388,700	9,235
PZ Cussons PLC[2]	1,700,000	8,012
Pigeon Corp.[2]	149,000	4,501
R.E.A. Holdings PLC[2,3]	800,000	2,619
		1,811,231
Energy 4.66%
U.S. Silica Holdings, Inc.	2,942,071	136,983
InterOil Corp.[3]	2,344,500	119,382
Seven Generations Energy Ltd., Class A3	4,675,000	112,532
Laredo Petroleum, Inc.[3]	7,752,000	100,001
Diamondback Energy, Inc.[3]	1,030,950	99,528
SM Energy Co.	2,021,240	77,979
Peyto Exploration & Development Corp.	2,496,900	70,076
Whitecap Resources Inc.	8,334,454	69,626
Parsley Energy, Inc., Class A3	1,707,200	57,208
Carrizo Oil & Gas, Inc.[3]	1,365,260	55,457
Petronet LNG Ltd.[2]	10,460,000	54,346
Tullow Oil PLC[2,3]	15,409,182	50,593
WorleyParsons Ltd.[2,3]	6,024,914	38,636
Concho Resources Inc.[3]	279,500	38,389
Aegis Logistics Ltd.[2]	14,370,000	33,317
Keyera Corp.	952,400	30,794
Transocean Partners LLC[1]	2,470,063	30,456
SMALLCAP World Fund — Page 9 of 15

Common stocks Energy (continued)	Shares	Value (000)
Pason Systems Inc.	1,583,800	$20,269
Tidewater Midstream and Infrastructure Ltd.[1]	12,444,000	14,275
Tidewater Midstream and Infrastructure Ltd.[1]	4,490,000	5,151
Ophir Energy PLC[2,3]	17,453,000	17,435
Tallgrass Energy GP, LP, Class A	699,900	16,833
Independence Contract Drilling, Inc.[1,3]	3,010,000	15,802
San Leon Energy PLC[1,2,3]	25,803,000	15,677
Venture Global LNG, Inc., Class C2,3,4,5	4,240	13,386
Oasis Petroleum Inc.[3]	1,071,400	12,289
Golar LNG Ltd.	564,092	11,959
Oil States International, Inc.[3]	360,000	11,365
Tourmaline Oil Corp.[3]	410,000	11,107
Amerisur Resources PLC[2,3]	25,458,400	8,084
Lekoil Ltd. (CDI)[1,2,3]	25,208,400	7,119
Savannah Petroleum PLC[1,2,3]	17,844,000	7,049
Core Laboratories NV	40,000	4,493
Providence Resources PLC[1,2,3]	35,235,000	4,338
Africa Oil Corp. (SEK denominated)[2,3]	2,683,000	4,241
Paramount Resources Ltd.[3]	276,300	3,104
Genel Energy PLC[2,3]	2,224,800	2,769
Gulf Marine Services PLC[2]	3,377,219	2,202
Denbury Resources Inc.[3]	669,000	2,161
BNK Petroleum Inc.[1,3]	12,804,914	2,098
Gulf Keystone Petroleum Ltd.[1,2,3]	42,000,000	1,166
Gulf Keystone Petroleum Ltd.[1,2,3,4]	15,715,000	436
Rockhopper Exploration PLC[2,3]	4,362,881	1,555
African Petroleum Corp. Ltd.[2,3]	1,445,890	439
Borders & Southern Petroleum PLC[2,3]	6,069,873	146
		1,392,251
Materials 4.51%
James Hardie Industries PLC (CDI)[2]	6,855,000	107,525
Buzzi Unicem SPA[2]	4,699,558	96,288
Platform Specialty Products Corp.[3]	11,177,021	90,646
Lundin Mining Corp.[3]	20,075,000	79,416
Ingevity Corp.[3]	1,643,454	75,763
Sirius Minerals Plc[1,2,3]	179,676,660	75,529
Supreme Industries Ltd.[2]	5,493,479	75,039
Stillwater Mining Co.[3]	4,765,000	63,660
PolyOne Corp.	1,623,600	54,894
Chr. Hansen Holding A/S2	749,000	44,523
United States Steel Corp.	2,332,585	43,993
Stella-Jones Inc.	1,265,000	43,881
SK Kaken Co.,Ltd.[2]	428,000	43,558
CCL Industries Inc., Class B, non-voting	200,000	38,509
Outokumpu Oy, Class A (Finland)[2,3]	5,080,000	34,892
AptarGroup, Inc.	450,000	34,834
HudBay Minerals Inc.	8,380,000	33,151
PI Industries Ltd.[2]	2,590,000	32,374
Mayr-Melnhof Karton AG, non-registered shares[2]	292,300	32,146
Arkema SA2	345,000	31,913
Mountain Province Diamonds Inc.[3]	4,964,264	25,957
Silgan Holdings Inc.	467,300	23,641
Huhtamäki Oyj[2]	488,000	22,727
Kenmare Resources PLC[2,3]	5,424,863	22,518
SMALLCAP World Fund — Page 10 of 15

Common stocks Materials (continued)	Shares	Value (000)
Croda International PLC[2]	407,448	$18,418
Nampak Ltd.[2]	12,381,000	17,568
Symrise AG2	227,500	16,674
CPMC Holdings Ltd.[2]	31,700,000	16,080
LANXESS AG2	213,040	13,231
Valspar Corp.	105,000	11,137
Greatview Aseptic Packaging Co. Ltd.[2]	16,320,000	8,711
Kennady Diamonds Inc.[1,3]	2,557,952	7,818
Hummingbird Resources PLC[1,2,3]	18,920,000	6,003
Rusoro Mining Ltd.[3]	21,437,000	3,595
ArtGo Holdings Ltd.[2,3]	20,059,000	1,728
		1,348,340
Real estate 1.27%
WHA Corp. PCL[1,2,3]	1,081,018,900	97,788
MGM Growth Properties LLC REIT, Class A1	3,311,387	86,328
OUTFRONT Media Inc. REIT	2,792,035	66,032
Land and Houses PCL, non-voting depository receipt[2]	72,981,300	18,932
Land and Houses PCL FR2	39,888,700	10,347
Gaming and Leisure Properties, Inc. REIT	800,000	26,760
Fibra Uno Administración, SA de CV REIT	8,860,744	16,186
Mahindra Lifespace Developers Ltd.[1,2]	2,157,380	14,035
K. Wah International Holdings Ltd.[2]	21,924,720	12,083
LSL Property Services PLC[2]	4,166,350	11,529
Soundwill Holdings Ltd.[2]	4,836,500	8,865
Macquarie Mexican REIT	4,330,500	5,300
Golden Wheel Tiandi Holdings Co. Ltd.[2]	41,096,000	3,197
Grivalia Properties Real Estate Investment Company REIT[2]	391,028	2,944
		380,326
Utilities 0.76%
ENN Energy Holdings Ltd.[2]	16,061,000	78,392
REN - Redes Energéticas Nacionais, SGPS, SA, non-registered shares[2]	21,335,000	62,385
CT Environmental Group Ltd.[2]	141,548,000	41,241
Ratchaburi Electricity Generating Holding PCL[2]	6,350,000	9,307
Ratchaburi Electricity Generating Holding PCL, non-voting depository receipts[2]	5,378,900	7,883
Huadian Fuxin Energy Corp. Ltd., Class H2	47,270,000	11,275
Energy World Corp. Ltd.[2,3]	50,606,000	8,725
Mytrah Energy Ltd.[1,2,3]	10,418,000	6,988
Greenko Group PLC[1,2]	9,748,155	128
		226,324
Telecommunication services 0.74%
Iridium Communications Inc.[1,3]	6,008,616	48,730
Indosat Tbk PT2,3	96,888,700	44,732
Cogent Communications Holdings, Inc.	1,100,718	40,517
HKBN Ltd.[2]	26,978,000	30,508
Reliance Communications Ltd.[2,3]	43,171,315	30,053
Zegona Communications PLC[1,2]	12,305,654	17,673
Hutchison Telecommunications Hong Kong Holdings Ltd.[2]	28,662,000	9,765
Let’s GOWEX, SA, non-registered shares[2,3]	106,245	—
		221,978
SMALLCAP World Fund — Page 11 of 15

Common stocks Miscellaneous 4.83%	Shares	Value (000)
Other common stocks in initial period of acquisition		$1,443,425
Total common stocks (cost: $19,866,355,000)		27,363,211
Preferred securities 0.00% Consumer staples 0.00%
R.E.A. Holdings PLC 9.00%	96,000	117
Total preferred securities (cost: $185,000)		117
Rights & warrants 0.02% Real estate 0.01%
WHA Corp. PCL, warrants, expire 2020[1,3]	6,909,830	1,714
Information technology 0.01%
Foursquare Labs, Inc., warrants, expire 2033[2,3,5]	1,163,990	1,301
Consumer discretionary 0.00%
Central European Media Enterprises Ltd., warrants, expire 2018[2,3]	751,800	1,003
Total rights & warrants (cost: $926,000)		4,018
Convertible stocks 0.33% Information technology 0.17%
DocuSign, Inc., Series E, convertible preferred[2,3,5]	1,236,304	21,944
DocuSign, Inc., Series B, convertible preferred[2,3,5]	66,593	1,182
DocuSign, Inc., Series D, convertible preferred[2,3,5]	47,810	849
DocuSign, Inc., Series B1, convertible preferred[2,3,5]	19,947	354
Domo, Inc., Series D-2, convertible preferred[2,3,5]	2,965,036	19,717
Foursquare Labs, Inc., Series D, convertible preferred[2,3,5]	1,551,988	6,225
		50,271
Health care 0.14%
Proteus Digital Health, Inc., Series G, convertible preferred[2,3,5]	3,044,139	43,288
Telecommunication services 0.02%
Iridium Communications Inc., Series A, convertible preferred[1,4]	60,000	6,094
Total convertible stocks (cost: $108,394,000)		99,653
Bonds, notes & other debt instruments 0.51% U.S. Treasury bonds & notes 0.26% U.S. Treasury 0.26%	Principal amount (000)
U.S. Treasury 1.625% 2026[6]	$78,080	78,294
Total U.S. Treasury bonds & notes		78,294
Bonds & notes of governments outside the U.S. 0.18%
Brazil (Federative Republic of) 10.00% 2025	BRL185,000	52,577
SMALLCAP World Fund — Page 12 of 15

Bonds, notes & other debt instruments Corporate bonds & notes 0.07% Energy 0.07%	Principal amount (000)	Value (000)
Denbury Resources Inc. 9.00% 2021[4]	$9,292	$9,780
SM Energy Co. 5.625% 2025	12,050	11,387
Total corporate bonds & notes		21,167
Total bonds, notes & other debt instruments (cost: $133,136,000)		152,038
Short-term securities 7.51%
ANZ New Zealand (International) Ltd. 1.11% due 2/15/2017[4]	25,000	24,902
Bank of Nova Scotia 0.92% due 10/14/2016[4]	14,500	14,498
BMW U.S. Capital LLC 0.52% due 11/9/2016[4]	20,000	19,989
BNP Paribas, New York Branch 0.27% due 10/3/2016	100,700	100,698
Canadian Imperial Bank of Commerce 1.21% due 2/16/2017	20,000	20,027
Citibank, N.A. 0.78% due 11/15/2016	55,700	55,723
CPPIB Capital Inc. 0.43% due 10/11/2016[4]	24,700	24,697
Fairway Finance Corp. 0.67% due 10/20/2016[4]	38,600	38,589
Federal Home Loan Bank 0.26%–0.50% due 10/21/2016–1/25/2017	515,590	515,325
Freddie Mac 0.40%–0.49% due 10/5/2016–1/18/2017	90,000	89,958
Gotham Funding Corp. 0.49%–0.76% due 10/4/2016–11/18/2016[4]	51,700	51,680
Intel Corp. 0.47% due 10/25/2016	50,000	49,985
Kells Funding, LLC 0.70%–0.73% due 10/18/2016–10/19/2016[4]	90,000	89,977
KfW 0.46%–0.55% due 10/13/2016–10/19/2016[4]	66,800	66,788
Liberty Street Funding Corp. 0.71%–0.92% due 10/14/2016–12/13/2016[4]	86,000	85,929
Mitsubishi UFJ Trust and Banking Corp. 0.67% due 11/7/2016[4]	83,500	83,451
Mizuho Bank, Ltd. 0.69%–1.20% due 10/12/2016–2/24/2017[4]	143,600	143,385
National Australia Bank Ltd. 0.68%–0.89% due 10/25/2016–11/1/2016[4]	50,500	50,487
Old Line Funding, LLC 1.06% due 1/23/2017[4]	30,000	29,907
Qualcomm Inc. 0.47% due 10/4/2016[4]	50,000	49,998
Reckitt Benckiser Treasury Services PLC 0.70% due 10/3/2016[4]	24,000	23,999
Sumitomo Mitsui Banking Corp. 0.60%–0.90% due 11/15/2016–12/6/2016[4]	190,600	190,405
Thunder Bay Funding, LLC 1.00% due 1/23/2017[4]	50,000	49,840
Toyota Credit Canada Inc. 0.73%–0.80% due 10/24/2016–11/10/2016	50,000	49,982
Toyota Motor Credit Corp. 0.69% due 10/3/2016	50,000	49,999
U.S. Treasury Bills 0.30%–0.41% due 11/25/2016–2/9/2017	175,000	174,851
Victory Receivables Corp. 0.78%–1.02% due 11/14/2016–12/15/2016[4]	59,000	58,938
Wells Fargo Bank, N.A. 0.91% due 11/16/2016	40,000	40,005
Total short-term securities (cost: $2,243,615,000)		2,244,012
Total investment securities 99.99% (cost: $22,352,611,000)		29,863,049
Other assets less liabilities 0.01%		2,791
Net assets 100.00%		$29,865,840
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
SMALLCAP World Fund — Page 13 of 15

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $533,574,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 9/30/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	10/26/2016	HSBC Bank	$40,607	A$53,150	$(47)
British pounds	10/13/2016	Citibank	$45,229	£34,459	552
British pounds	10/17/2016	Barclays Bank PLC	$13,737	£10,590	6
British pounds	10/19/2016	Bank of America, N.A.	$31,789	£24,400	150
British pounds	10/20/2016	Citibank	$56,101	£42,055	1,568
British pounds	10/26/2016	JPMorgan Chase	$41,901	£32,000	401
British pounds	11/3/2016	UBS AG	$50,157	£38,626	57
British pounds	11/7/2016	HSBC Bank	$9,085	£7,000	5
Canadian dollars	10/7/2016	UBS AG	$26,198	C$34,000	281
Euros	10/20/2016	HSBC Bank	$12,381	€11,023	(13)
Euros	10/20/2016	Barclays Bank PLC	$24,447	€21,762	(23)
Euros	10/26/2016	Citibank	$94,973	€84,399	45
Euros	10/28/2016	JPMorgan Chase	$39,897	€35,481	(15)
Japanese yen	10/19/2016	HSBC Bank	$11,826	¥1,200,000	(17)
Japanese yen	10/20/2016	Bank of America, N.A.	$7,719	¥791,840	(96)
Japanese yen	10/28/2016	UBS AG	$6,685	¥669,165	79
Japanese yen	11/17/2016	JPMorgan Chase	$8,328	¥845,410	(26)
					$2,907
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,“ was $12,605,952,000, which represented 42.21% of the net assets of the fund. This amount includes $12,471,296,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[3]	Security did not produce income during the last 12 months.
[4]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,137,896,000, which represented 3.81% of the net assets of the fund.
[5]	Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.
[6]	A portion of this security was pledged as collateral. The total value of pledged collateral was $312,000, which represented less than .01% of the net assets of the fund.

Private placement securities	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Proteus Digital Health, Inc., Series G, convertible preferred	5/6/2014-7/23/2014	$40,000	$43,288.15%
DocuSign, Inc., Series E, convertible preferred	2/28/2014	16,236	21,944.07
DocuSign, Inc., Series B, convertible preferred	2/28/2014	875	1,182.00
DocuSign, Inc., Series D, convertible preferred	2/28/2014	628	849.00
DocuSign, Inc., Series B1, convertible preferred	2/28/2014	262	354.00
Domo, Inc., Series D-2, convertible preferred	3/31/2015	25,000	19,717.07
Acerta Pharma BV	5/7/2015	11,250	18,839.06
Venture Global LNG, Inc., Class C	5/1/2015	12,720	13,386.05
Foursquare Labs, Inc., Series D, convertible preferred	12/3/2013	20,000	6,225.02
Foursquare Labs, Inc., warrants, expire 2033	12/3/2013	-	1,301.01
Total private placement securities		$126,971	$127,085.43%

SMALLCAP World Fund — Page 14 of 15

Key to abbreviations and symbols
A$ = Australian dollars
ADR = American Depositary Receipts
BRL = Brazilian reais
£ = British pounds
CAD/C$ = Canadian dollars
CDI = CREST Depository Interest
€ = Euros
GDR = Global Depositary Receipts
¥ = Japanese yen
SEK = Swedish kronor
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-035-1116O-S54072	SMALLCAP World Fund — Page 15 of 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary schedule of investments, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (collectively, the “financial statements”), the financial highlights for each of the five years in the period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the schedule of investments in securities as of September 30, 2016 (included in Item 6 of this Form N-CSR). These financial statements, financial highlights, and schedule of investments in securities are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, financial highlights, and schedule of investments in securities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and schedule of investments in securities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and schedule of investments in securities, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, financial highlights, and schedule of investments in securities referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Costa Mesa, California

November 11, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2016

By /s/ Kimberley H. Monasterio
Kimberley H. Monasterio, Treasurer and Principal Financial Officer

Date: November 30, 2016